UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MSG NETWORKS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

JAMES L. DOLAN

Executive Chairman

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders, which will be conducted via live audio webcast on Friday, December 4, 2020 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/MSGN2020. There is no in-person annual meeting this year for you to attend.

Information on how to vote, attend and ask questions during the annual meeting is described in the enclosed materials. Your vote is important to us.

Sincerely yours,

James L. Dolan

Executive Chairman

October 21, 2020

MSG NETWORKS INC., 11 PENNSYLVANIA PLAZA, NEW YORK, NY 10001

PROXY STATEMENT

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

MSG Networks Inc.

The Annual Meeting of Stockholders of MSG Networks Inc. will be held on Friday, December 4, 2020, at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet, vote your shares electronically and submit your questions during the annual meeting, by visiting www.virtualshareholdermeeting.com/MSGN2020 (there is no physical location for the annual meeting). You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the annual meeting. We encourage you to allow ample time for online check-in, which will begin at 9:45 a.m. Eastern Time. For further information on how to participate in the meeting please see General Information, “How do I attend, vote during and ask questions during the 2020 annual meeting?”

The annual meeting will be held to consider and vote upon the following proposals:

1.	Election of directors.

2.	Ratification of the appointment of our independent registered public accounting firm.

3.	An advisory vote on the compensation of our named executive officers.

4.	Conduct such other business as may be properly brought before the meeting.

Only stockholders of record on October 14, 2020 may vote during the meeting.

Your vote is important to us. Even if you plan on participating in the annual meeting virtually, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

By order of the Board of Directors,

Mark C. Cresitello Secretary

New York, New York

October 21, 2020

MSG NETWORKS INC., 11 PENNSYLVANIA PLAZA, NEW YORK, NY 10001

- i -

- ii -

PROXY STATEMENT SUMMARY

This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual Report on

Form 10-K for the fiscal year ended June 30, 2020 before voting.

VOTING ITEMS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation
Proposal 1	Election of directors	FOR
Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR
Proposal 3	An advisory vote on the compensation of our named executive officers	FOR

COMPANY OVERVIEW

MSG Networks Inc., an industry leader in sports production, and content development and distribution, owns and operates two award-winning regional sports and entertainment networks, MSG Network and MSG+ and our companion streaming service, MSG GO. For 50 years, we have been a pioneer in regional sports programming, setting a standard of excellence, creativity and technological innovation. Today, our exclusive, award-winning programming continues to be a valuable differentiator for our viewers, advertisers and the cable, satellite, telephone, and other platforms that distribute our networks. Our networks are widely distributed throughout all of New York State and significant portions of New Jersey and Connecticut, as well as parts of Pennsylvania. MSG GO is currently available to subscribers of all our major distributors. Our networks are also carried nationally by certain distributors on sports tiers or in similar packages.

CORPORATE GOVERNANCE AND BOARD PRACTICES

The Board of Directors of the Company (the “Board”) has adopted Corporate Governance Guidelines (the “Governance Guidelines”) and other practices to promote the functioning of the

Board and its committees to serve the best interests of all our stockholders. Several of our practices are highlighted below.

✓	Annual election of directors, with all directors elected to one-year terms

✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through end of service on the Board

APPROACH TO FOSTERING DIVERSITY AND INCLUSION

We believe the diverse perspectives and experiences of our employees enhance the value of the Company and produce a more vibrant, constructive and engaging place to work, and we are committed to fostering an inclusive company culture.

To advance our efforts, and in response to discussions among employees representing different departments and levels of seniority throughout the Company, we have recently announced a formal diversity and inclusion initiative that reflects an intentional and proactive approach to enhance the diversity of the Company’s workforce and sustain an inclusive workplace.

This deliberate engagement of diverse perspectives will enhance problem solving, inform current and future company strategies, and continue to foster a long-lasting culture of learning and understanding. The intent of the initiative is to: (i) declare the Company’s commitment to diversity and inclusion, (ii) define the meaning and value of diversity and inclusion for the Company, (iii) develop resources to promote diversity and inclusion awareness and education and (iv) demonstrate accountability through shared ownership of future diversity and inclusion initiatives. The Company has and continues to take concrete steps to increase diversity among our hiring pipeline by actively recruiting at and fostering relationships with diverse colleges and universities (Historically Black Colleges and Universities and Hispanic Serving Institutions, among others) as we continue to identify and build out pathways to support diversity in the workplace.

DIRECTOR NOMINEES

The Board has nominated fourteen director candidates. Of the fourteen nominees, four are Class A nominees and ten are Class B nominees.

All director candidates have been nominated for a one-year term to expire at the 2021 annual meeting of the Company’s stockholders and once their successors have been elected and qualified.

Our Class A nominees are elected by holders of our Class A Common Stock:

•	All Class A nominees are independent and collectively have significant business leadership experience, finance and accounting experience, government service experience, operational and strategic planning experience, management and legal experience, and extensive knowledge of the sports, sports media, television and entertainment industries.

Our Class B nominees are elected by holders of our Class B Common Stock:

•	Class B nominees collectively have significant industry and business leadership experience, finance and accounting experience, operational and strategic planning experience, management and legal experience, and unmatched institutional knowledge of the Company.

Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B nominees’ diverse perspectives, institutional knowledge, and their collective deep business and investment experience.

Detailed information about each nominee’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Joseph M. Cohen	James L. Dolan	Paul J. Dolan	Hank J. Ratner
Joseph J. Lhota	Aidan J. Dolan	Thomas C. Dolan	Brian G. Sweeney
Joel M. Litvin	Charles F. Dolan	William J. Bell
John L. Sykes	Kristin A. Dolan	Stephen C. Mills

EXECUTIVE COMPENSATION PROGRAM

The Company is an industry leader in sports production, and content development and distribution and competes for talent among a wide array of media and entertainment companies. Our named executive officers (“NEOs”) have substantial and meaningful professional experience in the industry in which the Company operates. Given the unique nature of our business, the Company places great importance on its ability to attract, retain, motivate and reward experienced NEOs who can continue to drive our business objectives and achieve strong financial, operational and stock price performance.

Executive Compensation Principles:

✓	Significant portion of compensation opportunities should be at-risk

✓	Long-term performance incentives should generally outweigh short-term performance incentives

✓	Executive officers should be aligned with stockholders through equity compensation

✓	Compensation structure should enable the Company to attract, retain, motivate and reward the best talent

Elements of Compensation & Performance Objectives

The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers Company revenue and adjusted operating income (“AOI”) to be the key measures of the Company’s operating performance. As such, our Compensation Committee has reflected these performance measures in our incentive plans, along with other specific strategic and operating measures.

The table below summarizes the elements of our compensation program as in effect for the 2020 fiscal year, and how each element is linked to Company performance. For more information on our executive compensation program and policies, including changes to the compensation program for the 2021 fiscal year, please see “Compensation Discussion & Analysis.”

Component		Performance Link		Description

Base Salary	Cash	• Fixed level of compensation, determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed

Annual Incentive	Cash	Financial (80%)	Company Revenue (30%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
Company AOI (70%)
		Strategic (20%)	Strategic Objectives

Long-Term Incentive	All NEOs excluding Executive Chairman(1)
	Performance Stock Units (50%)	Company Revenue (30%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years
Executive Chairman only(1)
	Performance-Based Stock Options (50%)	Company Revenue (30%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Time-Based Stock Options (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

(1)

For the fiscal year ended June 30, 2020, our long-term incentive awards were comprised of performance stock units and restricted stock units for all NEOs excluding the Executive Chairman and, as contemplated by his employment agreement effective as of that time, performance-based stock options and time-based stock options for the Executive Chairman. The performance stock units and performance-based stock options are subject to the same performance conditions, and the restricted stock units and time-based stock options both vest ratably over a three-year period. See “Compensation Discussion & Analysis — Elements of our Compensation Program — Long-term Incentives.”

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 4, 2020

GENERAL INFORMATION

COMPANY OVERVIEW

MSG Networks Inc., incorporated on July 29, 2009, is a Delaware corporation with principal executive offices at 11 Pennsylvania Plaza, New York, NY, 10001. In this proxy statement, the words “Company,” “we,” “us,” “our” and “MSG Networks” collectively refer to MSG Networks Inc., a holding company, and its direct and indirect subsidiaries through which substantially all of our operations are conducted. Our Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MSGN.” As a result, we are subject to certain of the NYSE corporate governance listing standards.

PROXY STATEMENT MATERIALS

These proxy materials are provided in connection with the solicitation of proxies by our Board for the Annual Meeting of Stockholders, which will be conducted via live audio webcast on Friday, December 4, 2020, at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/MSGN2020.

This proxy statement is first being sent to stockholders on or about October 21, 2020. Unless otherwise indicated, references to “2020,” the “2020 fiscal year” and the “year ended June 30, 2020” refer to the Company’s fiscal year ended on June 30, 2020.

QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT OUR ANNUAL MEETING AND VOTING

When and where is the annual meeting being held?

The annual meeting will be held on Friday, December 4, 2020 at 10:00 a.m. Eastern Time. Our 2020 annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. For more information on how to attend the virtual meeting, please see the question titled “How do I attend, vote during and ask questions during the 2020 annual meeting?” below.

Who may vote during the annual meeting?

Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”) and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock,” together with Class A Common Stock, collectively, “Company Stock”) as recorded in our stock register at the close of business on October 14, 2020, may vote during the meeting. On October 14, 2020, there were 43,459,880 shares of Class A Common Stock and 13,588,555 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of three candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of ten candidates to the Board. As a result of their ownership of all of the shares of Class B Common Stock, members of the Charles F. Dolan family and certain related family entities, have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve Proposals 2 and 3 regardless of how other shares are voted.

Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, our stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages our stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?

In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on October 14, 2020 to be present, either by participating in the virtual meeting or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, Internet or mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote during the virtual meeting. For more information on how to vote during the meeting, please see the question titled “How do I attend, vote during and ask questions during the 2020 annual meeting?” below. Even if you plan to participate in the virtual meeting, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to participate in the annual meeting.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on the (i) election of directors (Proposal 1) or (ii) advisory vote with respect to the compensation of our NEOs (Proposal 3) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of our Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class A Common Stock. Election of directors by the holders of our Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class B Common Stock. Approval of the (i) appointment of the Company’s independent registered public accounting firm (Proposal 2) and (ii) advisory vote with respect to the compensation of our NEOs (Proposal 3) each require the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and the holders of our Class B Common Stock, voting together as a single class. Abstentions and broker non-votes will not affect the outcome of the proposals because abstentions and broker non-votes are not considered votes cast. As a result of their ownership of all of the shares of our Class B Common Stock, members of the Charles F. Dolan family and certain related family entities have the power to elect all of the directors to be elected by the holders of our Class B Common Stock and to approve the (i) ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2) and (ii) advisory vote with respect to the compensation of our NEOs (Proposal 3), regardless of how other shares are voted. Proposal 3 is an advisory vote only and is not binding on the Company.

Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote during the annual meeting. You may change your vote prior to the annual meeting by:

•

re-voting your shares by Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•	signing and returning a valid proxy card or voting instruction form with a later date;

•	delivering a written notice of revocation to the Company’s Secretary at 11 Pennsylvania Plaza, New York, NY 10001; or

•	attending the annual meeting and voting via the internet (but your participation in the virtual annual meeting will not automatically revoke your proxy unless you validly vote again at the annual meeting).

If your shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you should follow the instructions they provide in order to change your vote.

How will my shares be voted at the annual meeting if I submit a proxy card?

The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this proxy statement to be elected by holders of the relevant class of Company Stock (Proposal 1);

•	FOR the ratification of the appointment of our independent registered public accounting firm (Proposal 2); and

•	FOR the approval, on an advisory basis, of the compensation of our NEOs (Proposal 3).

Who participates in and pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.

We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $20,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend, vote during and ask questions during the 2020 annual meeting?

This year’s annual meeting will be a virtual meeting of stockholders conducted via live audio webcast. To be admitted to the 2020 virtual annual meeting, you must have been a stockholder at the close of business on the record date of October 14, 2020 or be the legal proxy holder or qualified representative of such stockholder. The virtual meeting will afford stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting, which will be posted to our investor relations website, https://investor.msgnetworks.com, and will be available on www.virtualshareholdermeeting.com/MSGN2020 during the annual meeting.

Attending the Virtual Meeting. To attend the virtual meeting, please visit www.virtualshareholdermeeting.com/MSGN2020. To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the virtual annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on November 23, 2020 in order to allow enough time to register such person to attend the virtual meeting. For further details, see “Other Matters — Advance Notice of Proxy Holders and Qualified Representatives.”

For a period of at least 10 days prior to the 2020 annual meeting, a complete list of stockholders entitled to vote during the 2020 annual meeting will be open to the examination of any stockholder during ordinary business hours at our corporate headquarters located at 11 Pennsylvania Plaza, New York, NY 10001, or through an alternative method publicly disclosed in advance. If you are interested in viewing the list, please send an email to investor@msgnetworks.com one business day in advance to schedule your visit.

Voting During the Virtual Meeting. If you have not voted your shares prior to the annual meeting or you wish to change your vote, you will be able to vote or re-vote your shares electronically at the annual meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials you previously received.

Asking Questions. If you wish to submit a question, you may do so live during the meeting by accessing the meeting at www.virtualshareholdermeeting.com/MSGN2020.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If any questions pertinent to meeting matters cannot be answered during the meeting due to time constraints, we will post and answer a representative set of these questions online at https://investor.msgnetworks.com. The questions and answers will be available as soon as reasonably practicable after the meeting and will remain available until one week after posting.

Help with Technical Difficulties. If you have any technical difficulties or any questions regarding the virtual meeting website, we are ready to assist you. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, https://investor.msgnetworks.com, including information on when the meeting will be reconvened.

What is “householding” and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (the “2020 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees as well as the environmental impact of the annual meeting.

Stockholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

How can I get electronic access to the proxy materials?

This Notice of Annual Meeting and Proxy Statement, the proxy card and the Company’s 2020 Form 10-K are available at www.proxyvote.com.

In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and 2020 Form 10-K, and voting by Internet. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

THE DISTRIBUTIONS

MSG Networks was formerly known as “The Madison Square Garden Company.” We changed our name to MSG Networks Inc. on September 30, 2015 (the “Distribution Date”) in connection with the distribution of all of the outstanding common stock of MSG Spinco, Inc. (now known as Madison Square Garden Sports Corp. and referred to herein as “MSGS”) to our stockholders (the “Distribution”). Pursuant to the Distribution, MSGS acquired the entertainment and sports businesses previously owned and operated by the Company through its MSG Entertainment and MSG Sports business segments, including the arenas and other venues previously owned, leased or operated by the

Company as well as the Company’s interests in various joint ventures. On April 17, 2020 (the “Entertainment Distribution Date”), MSGS distributed all of the outstanding common stock of MSG Entertainment Spinco, Inc. (now known as Madison Square Garden Entertainment Corp. and referred to herein as “MSGE”) to its stockholders (the “Entertainment Distribution”). Pursuant to the Entertainment Distribution, MSGE acquired the entertainment business previously owned and operated by MSGS through its Entertainment segment as well as the sports bookings business which was part of its Sports segment.

BOARD AND GOVERNANCE PRACTICES

OVERVIEW

The following section provides an overview of our Board and corporate governance practices. We have taken several actions to be responsive to stockholder feedback, including expanding our stockholder outreach efforts and enhancing our proxy disclosure to provide greater transparency to our stockholders.

CORPORATE GOVERNANCE PRACTICES

Our Board has adopted the Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines and our other governance documents provide a framework for our governance practices, including:

✓	Annual election of directors, with all directors elected to one-year terms

✓	Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of all stockholders

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through the end of service on the Board

Our Governance Guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the President and Chief Executive Officer, management succession, Board and executive compensation, and Board self-assessment requirements. The full text of our Governance Guidelines may be viewed at our corporate website at www.msgnetworks.com under Investors — Governance — Governance Documents. A copy may be obtained by writing to MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001; Attention: Corporate Secretary.

STOCKHOLDER ENGAGEMENT

Fostering long-term relationships with our stockholders is a priority for the Company. Engagement helps us gain insight into the issues most important to our stockholders, informing Board discussions and allowing us to consider investors’ views on a range of topics including corporate governance and executive compensation matters.

We regularly engage with stockholders, and during each of the 2019 and 2020 fiscal years, we have engaged with holders of over 75% of our Class A Common Stock concerning our Board, governance and executive compensation practices, with the specific goal of seeking stockholder feedback. We greatly value the views of our stockholders, and we look forward to continuing to receive such feedback.

BOARD LEADERSHIP STRUCTURE

Our Board has chosen to separate the roles of Executive Chairman and President and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it recognizes both Mr. James L. Dolan’s senior executive role with the Company as well as his leadership position on the Company’s Board, while the Company is also able to benefit from the experience of its President and Chief Executive Officer, Ms. Andrea Greenberg, with responsibility for day-to-day management of the Company.

BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conducts its own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT BOARD MEMBERS

Under our Governance Guidelines, either our directors who are not also executive officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year. The non-management or independent directors may specify the procedure to designate the director who may preside at any such executive session.

RISK OVERSIGHT

Our Board believes that risk oversight is an important Board responsibility. The Board has delegated risk oversight to the Audit Committee, including oversight of cybersecurity risks. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation program. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive officer level. Based on this assessment and the executive compensation program’s emphasis on long-term performance, its close connection to Company-wide performance and its equity-based component designed to align the executive officers’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation program does not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow our stockholders and other interested parties to communicate with our directors. Any interested party who wishes to communicate directly with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001.

Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the MSG Networks Integrity Hotline, which is operated by a third-party service provider, at 1-844-761-0392.

CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.msgnetworks.com under Investors — Governance — Governance Documents. In addition, a copy may be obtained by writing to MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001; Attention: Corporate Secretary.

DIRECTOR INDEPENDENCE

As a “controlled company” we are not subject to the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. On account of this, and based on our ownership and voting structure, we do not have a majority of independent directors on our Board and we have not created a corporate governance and nominating committee; however, we maintain an independent compensation committee.

Under the terms of our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), the holders of our Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

Despite the fact that our Board does not have a majority of independent directors, we value independent oversight and perspectives in our boardroom. That independent input is fostered by our Certificate of Incorporation, which gives holders of our Class A Common Stock the right to elect 25% of our Board.

Our Board has determined that each of the following Class A director nominees is “independent” within the meaning of the rules of the NYSE and the SEC: Messrs. Joseph M. Cohen, Joseph J. Lhota, Joel M. Litvin and John L. Sykes. Mr. Joseph M. Cohen was appointed as a Class A Director (as defined below) on June 1, 2020. Like Messrs. Lhota, Litvin and Sykes, Mr. Cohen is being nominated for election by holders of our Class A Common Stock at the annual meeting. Our Board, including the directors elected by the holders of Class A Common Stock, believes that the Company and its stockholders will benefit from his fresh perspective, as well as his deep business expertise and industry knowledge.

In reaching its determination for Messrs. Cohen, Lhota, Litvin and Sykes, the Board considered the following:

•	Mr. Cohen served as President of the Company from 1977 to 1985 and Executive Vice President of MSG Media from 1995 to 2002. In connection with such service, Mr. Cohen receives fixed monthly pension payments from the Company, totaling approximately $128,000 per year. In addition, Mr. Cohen is a consultant with The Switch, which has a commercial agreement with the Company pursuant to which the Company pays The Switch less than $650,000 per fiscal year. Mr. Cohen is also a director of MSGS since April 2020. The Board determined that these relationships are not material and that Mr. Cohen is independent within the meaning of the rules of the NYSE and the SEC.

•	Mr. Lhota served as an Executive Vice President of the Company from 2010 to 2011. Mr. Lhota also serves as a director of MSGE since April 2020 and previously served as a director of MSGS from 2017 to April 2020. The Board determined that these relationships are not material and that Mr. Lhota is independent within the meaning of the rules of the NYSE and the SEC. Mr. Sykes serves as a director of MSGE since April 2020. The Board determined that this relationship is not material and that Mr. Sykes is independent within the meaning of the rules of the NYSE and the SEC.

DIRECTOR NOMINATIONS

As permitted under the NYSE rules, we do not have a nominating committee and believe it is appropriate not to have one because of our stockholder voting structure. The Board has nonetheless established a nomination mechanism in our Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”), as follows:

•	Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office.

•	Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office.

Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of our Class A Common Stock the right to elect 25% of the members of our Board.

DIRECTOR SELECTION

Our Board believes that each director nominee should be evaluated based on the skills needed on the Board and his or her individual merits, taking into account, among other matters, the factors set forth in our Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors evaluate and recommend Class A Director candidates to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Class A Directors also consider Class A Director nominees recommended by our stockholders. Nominees recommended by our stockholders are given consideration in the same manner as other nominees. Stockholders who wish to nominate directors for election at our 2021 annual meeting may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-laws. See “Other Matters — Stockholder Proposals for 2021 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of our

Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provide the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.

Mr. Mills was appointed as a director of the Company elected by holders of our Class B Common Stock on October 7, 2020. Mr. Mills is being nominated as a Class B Director at the annual meeting. Our Board believes that the Company and its stockholders will benefit from his fresh perspective, as well as his business and sports industry experience.

BOARD MEETINGS

The Board met four times during the fiscal year ended June 30, 2020. Each of the directors who was on the Board during the 2020 fiscal year attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served. We encourage our directors to attend annual meetings of our stockholders and believe that attendance at annual meetings is equally as important as attendance at Board and committee meetings. All of the directors who were then on the Board, except one, attended the 2019 annual stockholders’ meeting.

COMMITTEES

Our Board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.

Audit Committee

•	Members: Messrs. Cohen, Lhota (Chair) and Litvin

•	Meetings during fiscal year ended June 30, 2020: 6

The primary purposes and responsibilities of our Audit Committee are to:

•	assist the Board in (i) its oversight of the integrity of our financial statements, (ii) its oversight of our compliance with legal and regulatory requirements, (iii) assessing our independent registered public accounting firm’s qualifications and independence, and (iv) assessing the performance of our internal audit function and independent registered public accounting firm;

•	appoint, compensate, retain and oversee the Company’s independent registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;

•	review the appointment and replacement of the head of our Internal Audit Department (which is currently provided through services from MSGE) and to review and coordinate the agenda, scope, priorities, plan and authority of the Internal Audit Department;

•	establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;

•	review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy;

•	conduct and review with the Board an annual self-assessment of the Audit Committee;

•	prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

•	review and reassess the Audit Committee charter at least annually; and

•	report to the Board on a regular basis.

Our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the

Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. Cohen and Lhota is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Board and Governance Practices — Communicating with Our Directors.”

The text of our Audit Committee charter is available on our website at www.msgnetworks.com under Investors — Governance — Governance Documents. A copy may be obtained by writing to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001.

Compensation Committee

•	Members: Messrs. Lhota, Litvin and Sykes (Chair)

•	Meetings during fiscal year ended June 30, 2020: 6

The primary purposes and responsibilities of our Compensation Committee are to:

•	establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;

•

review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;

•	approve any new equity compensation plan or material changes to an existing plan;

•	oversee the activities of the committee or committees administering our retirement and benefit plans;

•	in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code, as amended (the “Code”), as applicable;

•	determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);

•	determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;

•	prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;

•	conduct and review with the Board an annual self-assessment of the Compensation Committee; and

•	report to the Board on a regular basis, but not less than annually.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with any other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the Chief Executive Officer in past years.

As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.

The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Code (“Section 162(m)”). The Compensation Committee has delegated the approval of certain Section 162(m)-related compensation decisions relating to granting (prior to the enactment of the Tax Cuts and Jobs Act), and determining the level of performance under, performance-based compensation to a subcommittee comprised of Messrs. Litvin and Sykes. The Compensation Committee has also engaged an independent compensation consultant and independent legal counsel to assist in the performance of its duties and responsibilities.

The text of our Compensation Committee charter is available on our website at www.msgnetworks.com under Investors — Governance — Governance Documents. A copy may be obtained by writing to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001.

Compensation Committee Interlocks and Insider Participation

Messrs. Lhota, Litvin and Sykes serve as members of the Compensation Committee. Neither Mr. Litvin nor Mr. Sykes is a current or a former executive officer or employee of the Company. Mr. Lhota was an employee of the Company from June 2, 2010 to November 9, 2011.

Independent Committees

In addition to standing committees, the Company’s Board from time to time appoints or empowers a committee of our Board consisting entirely of independent directors (an “Independent Committee”) to act with respect to specific matters.

The Company has adopted a policy whereby an Independent Committee will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.

Our Board has also adopted a special approval policy for transactions with MSGE, MSGS and AMC Networks Inc. (“AMC Networks”) and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $1 million. In addition, an Independent Committee receives a quarterly update from the Company’s internal audit function of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Networks and its subsidiaries, on the other hand regardless of value. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.

For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

Other Committee Matters

Our Amended By-laws permit the Board to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

Our Amended By-laws also permit the Board to appoint other committees of the Board from time to time which would have such powers and duties as the Board properly determines.

DIRECTOR COMPENSATION

The following table describes the components of our non-management directors’ compensation program in effect during the fiscal year ended June 30, 2020:

Compensation Element(1)	Compensation(3)

Annual Cash Retainer	$50,000

Annual Equity Retainer(2)	$110,000

Annual Audit/Compensation Committee Member Fee	$5,000

Annual Audit/Compensation Committee Chair Fee	$10,000

Board and Audit/Compensation Committee Meeting Fees	$2,000 per meeting (in person) $500 per meeting (by telephone or virtual)

(1)	A director who is also a Company employee receives no compensation for serving as a director.

(2)

Each director receives an annual grant of restricted stock units determined by dividing the value of the annual equity retainer by the 20-trading day average closing market price on the day prior to the grant date (typically the annual meeting). Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Company’s 2010 Stock Plan for Non-Employee Directors, as amended (the “Director Stock Plan”), which was most recently approved by the Company’s stockholders on December 6, 2019 and is administered by the Compensation Committee.

(3)	From time to time our Compensation Committee and/or our Board may approve additional or alternate compensation arrangements for directors who serve on Independent Committees.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each person who served as a non-management director during the fiscal year ended June 30, 2020. Directors who are employees of the Company receive no compensation for service as directors and are therefore not identified in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)

William J. Bell	53,500	104,264	157,764

Joseph M. Cohen(4)	5,583	47,562	53,145

Aidan J. Dolan(5)	4,667	47,562	52,229

Charles F. Dolan	53,500	104,264	157,764

Kristin A. Dolan	53,500	104,264	157,764

Paul J. Dolan	53,500	104,264	157,764

Quentin F. Dolan(6)	48,833	104,264	153,097

Thomas C. Dolan	53,500	104,264	157,764

Joseph J. Lhota	79,000	104,264	183,264

Joel M. Litvin	117,500	104,264	221,764

Hank J. Ratner	53,500	104,264	157,764

Brian G. Sweeney	55,000	104,264	159,264

John L. Sykes	121,583	104,264	225,847

(1)

These amounts represent retainer, committee and board meeting fees earned during the fiscal year ended June 30, 2020. With respect to Messrs. Litvin and Sykes, the amounts include compensation for service on one or more Independent Committees. The amounts reported do not include any reasonable out-of-pocket expenses incurred in attending meetings for which the Company reimburses each non-management director.

(2)

This column reflects the grant date fair market value of 6,460 restricted stock units granted on December 6, 2019, to each non-management director then in office, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For each of Messrs. Cohen and Aidan J. Dolan, this column reflects the grant date fair market value of a pro rata grant of 4,408 restricted stock units granted in June 2020, as calculated in accordance FASB ASC Topic 718. The assumptions used by the Company in calculating these amounts are set forth in Note 13 to our financial statements included in our 2020 Form 10-K. The values reflected in this column differ from the $110,000 value set forth in our directors’ compensation program because the value calculated under FASB ASC Topic 718 differs from the 20-trading day average used to determine the number of shares granted to directors.

(3)

For each non-management director, the aggregate number of restricted stock units held as of June 30, 2020 is as follows: William J. Bell, 28,703 units, Joseph M. Cohen, 4,408 units, Aidan J. Dolan, 4,408 units; Charles F. Dolan, 46,283 units; Kristin A. Dolan, 13,890 units; Paul J. Dolan, 28,703 units; Quentin F. Dolan, 28,703 units; Thomas C. Dolan, 46,283 units; Joseph J. Lhota, 22,334 units; Joel M. Litvin, 28,703 units; Hank J. Ratner, 28,703 units; Brian G. Sweeney, 46,283 units; and John L. Sykes, 29,613 units.

(4)

Mr. Cohen was appointed as a director of the Company by the directors elected by holders of the Company’s Class A Common Stock, and appointed to the Audit Committee, on June 1, 2020. The amounts in this table do not include fixed monthly pension payments, totaling approximately $128,000 per year, paid by the Company to Mr. Cohen due to his former employment with the Company.

(5)	Mr. Aidan J. Dolan was appointed as a director of the Company by the directors elected by holders of the Company’s Class B Common Stock on June 1, 2020.

(6)	Mr. Quentin F. Dolan resigned as a director of the Company effective June 1, 2020.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board has nominated fourteen candidates for election to the Board at this year’s annual meeting.

Of the fourteen director nominees, four are to be elected by the holders of our Class A Common Stock and ten are to be elected by the holders of our Class B Common Stock. All fourteen nominees have been nominated for a term to expire at the 2021 annual meeting and until their successors have been elected and qualified.

The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of our Class A Common Stock or Class B Common Stock. Information on each of our nominees is given below.

Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of our Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of our Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class B Common Stock if the Board names one.

The Board unanimously recommends that you vote FOR each of the following candidates:

JAMES L. DOLAN – Age 65

Class B Director since July 29, 2009

Committee Membership: None

Other Public Company Directorships: AMC Networks, MSGE and MSGS

Career Highlights

Mr. Dolan is a director and the Executive Chairman of the Company since 2009. Mr. Dolan has also served as a director and the Executive Chairman and Chief Executive Officer of MSGE since November 2019 and as a director and the Executive Chairman of MSGS since 2015. Mr. Dolan was the Chief Executive Officer of MSGS from 2017 to April 2020 and the Chief Executive Officer of Cablevision Systems Corporation (“Cablevision”) from 1995 until its sale in 2016. He was President of Cablevision from 1998 to 2014; Chief Executive Officer of Rainbow Media Holdings, Inc. (“Rainbow Media”), a former programming subsidiary of Cablevision that spun-off in 2011 to become AMC Networks, from 1992 to 1995; and Vice President of Cablevision from 1987 to 1992. In addition to MSGE and MSGS, Mr. Dolan has served as a director since 2011 and Non-Executive Chairman since September 2020 of AMC Networks and previously served as a director of Cablevision from 1991 until its sale in 2016. James L. Dolan is the spouse of Kristin A. Dolan, son of Charles F. Dolan, the father of Aidan J. Dolan, the brother of Thomas C. Dolan, the brother-in-law of Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his experience in various positions with Cablevision, including as its Chief Executive Officer, his experience in various positions with the Company and its predecessors since 1999, MSGS since the Distribution and MSGE since the Entertainment Distribution, including as Executive Chairman of the Company, MSGS and MSGE, the Non-Executive Chairman of AMC Networks, the former Chief Executive Officer of MSGS and the Chief Executive Officer of MSGE, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSGS, MSGE and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

AIDAN J. DOLAN – Age 28

Class B Director since June 1, 2020

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Dolan is a graduate of New York University and has earned a certification in entrepreneurship at the Wharton School of Business. Mr. Dolan has been involved with various entrepreneurial endeavors, including managing and performing in Upright Man, a New York-based band, since 2015 and launching an apparel line founded in May 2019. Aidan J. Dolan is the son of James L. Dolan, the step-son of Kristin A. Dolan, the grandson of Charles F. Dolan, the nephew of Thomas C. Dolan and Brian G. Sweeney, and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business and being a member of the third generation of Cablevision’s founding family, our Board has concluded, acting on the recommendation of the directors elected by holders of our Class B Common Stock, that Aidan J. Dolan should be elected to serve as a director of the Company.

CHARLES F. DOLAN – Age 94

Class B Director since July 29, 2009

Committee Membership: None

Other Public Company Directorships: AMC Networks, MSGE and MSGS

Career Highlights

Mr. Dolan has served as a director since 2011 and Chairman Emeritus of AMC Networks since September 2020. He served as Executive Chairman of AMC Networks from 2011 to September 2020 and Chairman of Cablevision from 1985 until its sale in 2016. He was Chief Executive Officer of Cablevision from 1985 to 1995. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. In addition to AMC Networks, Mr. Dolan has served as a director of MSGE since April 2020 and MSGS since 2015 and previously served as a director of Cablevision from 1985 until its sale in 2016. Charles F. Dolan is the father of James L. Dolan and Thomas C. Dolan, the father-in-law of Kristin A. Dolan and Brian G. Sweeney, the grandfather of Aidan J. Dolan and the uncle of Paul J. Dolan.

Key Skills & Experience

In light of his experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his previous service as Chairman and Chief Executive Officer of Cablevision and its predecessors, his service as Executive Chairman and Chairman Emeritus of AMC Networks, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSGS, MSGE, and Cablevision, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

KRISTIN A. DOLAN – Age 54

Class B Director since April 9, 2018

Committee Membership: None

Other Public Company Directorships: AMC Networks, MSGE, MSGS, Revlon, Inc. and The Wendy’s Company

Career Highlights

Ms. Dolan is the founder and has been the Chief Executive Officer of 605, LLC, an audience measurement and data analytics company in the media and entertainment industries, since its inception in 2016. Ms. Dolan previously served as the Chief Operating Officer of Cablevision from 2014 until its sale in 2016. Prior to becoming Chief Operating Officer, Ms. Dolan served in various other roles at Cablevision, including: President of Optimum Services from 2013 to 2014; Senior Executive Vice President of Product Management and Marketing from 2011 to 2013; and Senior Vice President from 2003 to 2011. Ms. Dolan has served as a director of MSGE since April 2020, Revlon, Inc. since 2017, The Wendy’s Company since 2017, MSGS since 2015 and AMC Networks since 2011, and previously served as a director of Cablevision from 2010 until its sale in 2016 and the Company from 2010 to 2015. Kristin A. Dolan is the spouse of James L. Dolan, the step-mother of Aidan J. Dolan, the daughter-in-law of Charles F. Dolan, the sister-in-law of Thomas C. Dolan and Brian G. Sweeney and the cousin by marriage of Paul J. Dolan.

Key Skills and Experience

In light of her experience as Chief Executive Officer of 605, LLC and in various positions at Cablevision, her service as a director of other public companies, as well as the knowledge and experience she has gained about the Company’s business and the contributions she has made during her tenure as a director of the Company, MSGS, MSGE, AMC Networks and Cablevision and her service as a director of other public companies, our Board has concluded that Kristin A. Dolan should serve as a director of the Company.

PAUL J. DOLAN – Age 62

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: J.M. Smucker Company, MSGE and MSGS

Career Highlights

Mr. Dolan is the Chairman and Chief Executive Officer of the Cleveland Indians Major League Baseball (“MLB”) team since 2010. Mr. Dolan was President of the Cleveland Indians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently on the MLB’s Long Range Planning Committee, Ownership Committee and Diversity and Inclusion Committee. Mr. Dolan has been a director and member of the Executive Compensation Committee of the J.M. Smucker Company since 2006, and as of August 2017, has served as the Chair of the Executive Compensation Committee. Additionally, Mr. Dolan has served as a director of MSGE since April 2020, MSGS since December 2019 and Dix & Eaton, a privately-owned communications and public relations firm, since 2014, and previously served as a director of Cablevision from 2015 until its sale in 2016. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the nephew of Charles F. Dolan, a cousin by marriage of Brian G. Sweeney and Kristin A. Dolan, and the cousin of James L. Dolan, Thomas C. Dolan and Aidan J. Dolan.

Key Skills & Experience

In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSGS, MSGE and of Cablevision, and his service on the board of another public company, our Board has concluded that Paul J. Dolan should serve as a director of the Company.

THOMAS C. DOLAN – Age 68

Class B Director since February 9, 2010

Committee Membership: None

Other Public Company Directorships: AMC Networks, MSGE and MSGS

Career Highlights

Mr. Dolan served as Executive Vice President —Strategy and Development, Office of the Chairman of Cablevision from 2008 until its sale in 2016. He was Chief Executive Officer of Rainbow Media Corp. from 2004 to 2005; Executive Vice President and Chief Information Officer of Cablevision from 2001 until 2005; Senior Vice President and Chief Information Officer of Cablevision from 1996 to 2001; Vice President and Chief Information Officer of Cablevision from 1994 to 1996; General Manager of Cablevision’s East End Long Island cable system from 1991 to 1994; and System Manager of Cablevision’s East End Long Island cable system from 1987 to 1991. Mr. Dolan has served as a director of MSGE since April 2020, MSGS since 2015 and AMC Networks since 2011 and previously served as a director of Cablevision from 2007 until its sale in 2016. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan, the uncle of Aidan J. Dolan, and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSGS, MSGE and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

WILLIAM J. BELL – Age 80

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks

Career Highlights

Mr. Bell was a consultant to Cablevision from 2005 to 2014. He also held various positions at Cablevision and its predecessor beginning in 1979, including as Cablevision’s Vice Chairman and Chief Financial Officer until 2004. Mr. Bell is a director of AMC Networks since 2011. Mr. Bell has also served as the Treasurer and a director of the Lustgarten Foundation for Pancreatic Research since 1998.

Key Skills & Experience

In light of Mr. Bell’s broad experience in the cable and programming industries for the past 40 years, as well as his experience in various positions with Cablevision and its predecessor, including as its former Vice Chairman and Chief Financial Officer, our Board has concluded that William J. Bell should serve as a director of the Company.

JOSEPH M. COHEN – Age 73

Class B Director since June 1, 2020

Committee Membership: Audit

Other Public Company Directorships: MSGS

Career Highlights

Mr. Cohen is Chairman and Chief Executive Officer of West Ridge Associates, a sports and media consulting firm, since 2013. West Ridge’s clients include Platinum Equities, a private equity firm, the Cleveland Indians and Arizona Diamondbacks of Major League Baseball, and The Switch, a broadcast transmission facilities provider. Mr. Cohen has served as an independent consultant of The Switch since May 2020 and previously served as President of Sports at The Switch from 2013 to 2018 (as an employee) and from 2018 through May 2020 (as an independent consultant). He was Chief Executive Officer and Principal Owner of The Switch’s predecessor companies Hughes Television Network (1985-1989) and HTN Communications, LLC (2003-2013). Mr. Cohen served in various senior executive roles with Madison Square Garden while the business was a part of Cablevision and was President of MSG Networks (1977-1985), when he was a member of the National Basketball Association (“NBA”) and National Hockey League (“NHL”) television committees. He returned as Executive Vice President of MSG Media & Development (1995- 2002). Mr. Cohen was Chairman of the Los Angeles Kings of the NHL (1993-1995), also serving on the NHL Board of Governors. He was President of Spectacor West and Chief Executive Officer of Spectacor Films (1991-1993), serving on the board of Allied Communications, Inc., an independent film distribution company. He was also co-founder and a director of USA Network (1977-1981). Mr. Cohen has served as a director of MSGS since April 2020. He also serves as a director of Joe Torre’s Safe At Home Foundation and Maccabi World Union. He serves as a director emeritus of the March of Dimes and trustee emeritus of the California Institute of the

Arts. Recognition of Mr. Cohen includes the Sports Broadcasting Hall of Fame and the WWE Hall of Fame, the Sports Business Journal’s Champions Class of 2016, Ellis Island Medal of Honor and Billboard Magazine’s Facilities Manager of the Year (1974 and 1976).

Key Skills & Experience

In light of Mr. Cohen’s long-term experience and knowledge of the media, sports and entertainment industries, our Board has concluded, acting on the recommendation of the directors elected by holders of our Class A Common Stock, that Mr. Cohen should be elected to serve as a director of the Company.

JOSEPH J. LHOTA – Age 66

Class A Director since December 15, 2016

Committee Membership: Audit (Chair), Compensation

Other Public Company Directorships: MSGE

Career Highlights

Mr. Lhota is the Executive Vice President, Vice Dean and Chief of Staff at NYU Langone Health since 2014. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He previously served as Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority from 2011 to 2012 and Chairman from 2017 to 2018. Mr. Lhota was Executive Vice President of the Company from 2010 to 2011 and Executive Vice President of Cablevision from 2002 to 2010. Mr. Lhota was also New York City’s Deputy Mayor for Operations from 1997 to 2001 and Budget Director from 1995 to 1997. Prior to government service, Mr. Lhota had a career in investment banking and public accounting from 1976 to 1994. Mr. Lhota has served as a director of MSGE since April 2020, and previously served as a director of MSGS from 2017 to April 2020, a director and the chairman of the audit committee of FirstAviation Services, Inc. from 2002 until it became a private company in 2015, and a director of Cablevision from 2014 until its sale in 2016.

Key Skills & Experience

In light of Mr. Lhota’s experience as a former executive of the Company, his experience as a senior executive and director of other public companies, his knowledge of the media and entertainment industry, his government service (including leading a major governmental organization) and his experience as an investment banker and accountant, our Board has concluded that Mr. Lhota should serve as a director of the Company.

JOEL M. LITVIN – Age 61

Class A Director since September 30, 2015

Committee Membership: Audit, Compensation

Other Public Company Directorships: None

Career Highlights

Mr. Litvin was the President, League Operations, of the NBA from 2006 until his retirement in 2015. As the NBA’s President, League Operations, he managed several core areas of the day-to-day operations of the NBA, including the league’s basketball operations, security, player development, social responsibility and legal functions. Mr. Litvin also managed, on behalf of the NBA Board of Governors, franchise matters such as revenue sharing, team sales and financings, relocations and the NBA’s ownership and debt policies. Mr. Litvin initially joined the NBA as a staff attorney in 1988 and also served as Senior Vice President and General Counsel from 1999 to 2000 and Executive Vice President, Legal and Business Affairs, from 2000 to 2006. Mr. Litvin began his professional career at the New York law firm of Willkie Farr & Gallagher, where he worked on several matters for Major League Baseball. As founder and president of Calumet Consulting, LLC, a sports consulting business, Mr. Litvin provides sports consulting services to various sports properties and individuals. Mr. Litvin has served as a member of the Board of Trustees of the Naismith Memorial Basketball Hall of Fame since 2008 and the Board of Directors of Hunger Free America since 2015. Additionally, he has served as a director of USA Climbing, the national governing body for the sport of competition climbing, since 2016, and is also a co-founder and Principal since 2016 of Animal Defense Partnership, a non-profit organization that provides pro bono legal and other professional services to animal protection organizations. Mr. Litvin has also served as an adjunct professor in Columbia University’s master’s degree program in Sports Management.

Key Skills & Experience

In light of Mr. Litvin’s more than 27 years of business experience at the NBA (including as the chief NBA league office liaison to the NBA Board of Governors), his extensive knowledge about the sports and sports media businesses, his management and legal experience, and his service on the board of a charitable institution, our Board has concluded that Joel M. Litvin should serve as a director of the Company.

STEPHEN C. MILLS – Age 61

Class B Director since October 7, 2020

Committee Membership: None

Other Public Company Directorships: MSGS, Selective Insurance Group, Inc.

Career Highlights

Mr. Mills served as President from 2017 to 2020 and Executive Vice President and General Manager from 2013 to 2017 of the New York Knicks, which was owned by the Company until 2015 and is currently owned by MSGS. Prior to joining the New York Knicks, he served as a Partner at Athletes & Entertainers Wealth Management Group, LLC from 2009 to 2013, the Chief Operating Officer and Sports Business President of the Company from 2003 to 2009, and in various roles at the NBA from 1984 to 2000. Mr. Mills has served as a director of Selective Insurance Group, Inc. since September 2020 and MSGS since April 2020 and as a Trustee of Ariel Investments since 2015. Mr. Mills has also served on the board of advisors for the Hospital for Special Surgery since 2011, as a director of Harlem Junior Tennis since 2017 and as a director of the Princeton University Varsity Club since 2010. He previously served as a trustee of USA Basketball from 1992 to 2000 and the Basketball Hall of Fame from 1992 to 2000.

Key Skills & Experience

In light of Mr. Mills’ experience as an executive at other companies and the NBA and his knowledge of the sports industry, our Board has concluded, acting on the recommendation of the directors elected by holders of our Class B Common Stock, that Mr. Mills should be elected to serve as a director of the Company.

HANK J. RATNER – Age 61

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: Engine Media Holdings, Inc.

Career Highlights

Mr. Ratner has served as a director of the Garden of Dreams Foundation since 2006, GF Sports since 2015, GF Events since 2016 and Engine Media Holdings, Inc. since July 2020. GF Sports and GF Entertainment are live sport and entertainment companies that, among other things, own the New York Riptide of the National Lacrosse League, professional tennis and equestrian events. Engine Media Holdings, Inc. (Toronto Stock Exchange) is an esports, news streaming and sports gaming company. Mr. Ratner was the President and CEO and a member of the board of Independent Sports and Entertainment, an integrated sports, media, entertainment and management company that represents athletes in the NBA, NFL and MLB, from May 2016 until May 2018. Previously, Mr. Ratner was the Vice Chairman of Cablevision from 2002 until its sale in 2016. Mr. Ratner previously served as Vice Chairman of the Company from 2014 until 2015, and President and

Chief Executive Officer of the Company from 2009 to 2014. Mr. Ratner previously served in various roles at Rainbow Media, including: Vice Chairman from 2002 to 2011; director from 1997 to 2003; Chief Operating Officer from 1999 to 2002; Chief Operating Officer and Secretary from 1998 to 1999; Executive Vice President and Secretary from 1997 to 1998; and Executive Vice President, Legal & Business Affairs and Secretary from 1993 to 1997. Mr. Ratner served as Co-Chairman of the board of Winview, Inc. (now a subsidiary of Engine Media Holdings, Inc.), a Silicon Valley-based sports gaming app that enhances TV sports viewing by allowing fans to compete in in-game contests through its free mobile app that is synchronized with live sporting events, from 2016 to May 2020.

Key Skills & Experience

In light of his experience in various positions with the Company and its predecessors, including as the Company’s Vice Chairman and President and Chief Executive Officer, and the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company and Vice Chairman of Cablevision, our Board has concluded that Hank J. Ratner should serve as a director of the Company.

BRIAN G. SWEENEY – Age 56

Class B Director since February 9, 2010

Committee Membership: None

Other Public Company Directorships: AMC Networks, MSGE and MSGS

Career Highlights

Mr. Sweeney served as the President of Cablevision from 2014 and President and Chief Financial Officer of Cablevision from 2015 until its sale in 2016. Previously, Mr. Sweeney served in various other roles at Cablevision, including: Senior Executive Vice President, Strategy and Chief of Staff from 2013 to 2014; Senior Vice President — Strategic Software Solutions from 2012 to 2013; and Senior Vice President — eMedia from 2000 to 2012. Mr. Sweeney has served as a director of MSGE since April 2020, MSGS since 2015 and AMC Networks since 2011 and previously served as a director of Cablevision from 2005 until its sale in 2016. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan, Thomas C. Dolan and Kristin A. Dolan, the uncle of Aidan J. Dolan and the cousin by marriage of Paul J. Dolan.

Key Skills & Experience

In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSGS, MSGE, and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

JOHN L. SYKES – Age 65

Class A Director since August 5, 2015

Committee Membership: Compensation (Chair)

Other Public Company Directorships: MSGE

Career Highlights

Mr. Sykes is the President of Entertainment Enterprises for iHeartMedia, Inc. (formerly CC Media Holdings, Inc.), a global media and entertainment company, since 2012. In his role at iHeartMedia, Mr. Sykes is responsible for developing new business partnerships and platforms across a range of media, including broadcast television, digital video platforms and live events, as well as creating value for iHeartMedia’s advertisers and key partners. Mr. Sykes is the co-executive producer of iHeartRadio branded annual live events, including six annual iHeartRadio live events that are broadcast on network television. He also worked with iHeartMedia in a consulting role during 2011. Prior to joining iHeartMedia, Mr. Sykes was affiliated with the Pilot Group, a private equity and venture firm, from 2008 to 2011. He was a core member of the team at Viacom, Inc. that launched MTV Networks in 1981. During his more than 20-year tenure at Viacom, Mr. Sykes served as President of New Network Development for MTV from 2005 to 2008, Chairman and CEO of Infinity Broadcasting Corporation (now CBS Radio) from 2002 to 2005 and President of the VH1 Cable Television Network from 1994 to 2002. Mr. Sykes is a director of MSGE since April 2020, the founder and a director (since 1997) of VH1 Save the Music and has also served on the boards of Shazam Mobile from 2011 to 2014, Critical Content since 2016, the Robin Hood Foundation since 1996, the Rock and Roll Hall of Fame since 1997, If Only since 2013, and Syracuse University’s Newhouse School of Communications since 1994.

Key Skills & Experience

In light of Mr. Sykes’ long tenure of business and management experience, his extensive experience in the media, television and entertainment industries and his service as a director of other public companies and charitable institutions, our Board has concluded that John L. Sykes should serve as a director of the Company.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, appoints our independent registered public accounting firm (the independent auditors) with respect to our operations for each fiscal year. KPMG LLP (“KPMG”) audited our financial statements for the fiscal year ended June 30, 2020, and the Audit Committee has appointed KPMG as our independent registered public accounting firm with respect to our operations for the fiscal year ending June 30, 2021. However, the Audit Committee is currently conducting a review of its independent registered public accounting firm for the fiscal year ending June 30, 2021 and may decide to appoint a different independent registered public accounting firm prior to or after the 2020 annual meeting if it determines that such a change would be in the best interests of the Company and its stockholders.

Unless the Audit Committee appoints a new independent registered public accounting firm, KPMG will audit our financial statements for the fiscal year ending June 30, 2021.

Unless the Audit Committee appoints a new independent registered public accounting firm prior to the annual meeting, representatives of KPMG will participate in the 2020 annual meeting to answer appropriate questions.

We are asking that you ratify the appointment of our independent registered public accounting firm, which is currently KPMG, although your ratification is not required. Even if the selection of the Company’s independent registered public accounting firm is ratified at the 2020 annual meeting, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

If the Audit Committee appoints a new independent registered public accounting firm prior to the 2020 annual meeting, the Company will file supplemental proxy materials disclosing such appointment. The persons named on the proxy card will be authorized to vote your shares on Proposal 2 as you (or your broker) have instructed whether or not the Audit Committee appoints a new independent registered public accounting firm.

Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of our Company Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

The following table provides information about fees billed for services rendered by KPMG, our independent registered public accounting firm, for our fiscal years ended June 30, 2020 and June 30, 2019, respectively:

	Fiscal Year Ended June 30,
	2020	2019
Audit fees(1)	$1,134,777	$845,825
Audit-related fees(2)	$141,310	$66,792
Tax fees	—	—
All other fees	—	—

(1)

Audit fees billed to the Company in the fiscal years ended June 30, 2020 and 2019, consisted of fees for services rendered for the integrated audit of the Company’s consolidated financial statements and of its internal control over financial reporting and for review of the interim consolidated financial statements included in quarterly reports.

(2)

Audit-related fees billed to the Company in the fiscal years ended June 30, 2020 and 2019, consisted of fees for services rendered related to certain regulatory filings and other audit support services.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its

Chairman provided that any such services are subsequently ratified by the entire Audit Committee. All of the services for which fees were disclosed were pre-approved under the Audit Committee’s pre-approval policy.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s Internal Audit function is provided to the Company by the Internal Audit Department of MSGE through an agreement with MSGE. The Internal Audit function provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.

The Company’s independent registered public accounting firm, KPMG, is responsible for auditing the Company’s financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and KPMG the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with KPMG the matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with KPMG the firm’s independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee discussed with the Company’s Internal Audit function and KPMG, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2020, the Audit Committee met with: (i) prior to the Entertainment Distribution, the head of the Internal Audit Department of MSGS (who oversaw the provision of internal audit services to the Company under an agreement with MSGS) and (ii) following the Entertainment Distribution, the head of the Internal Audit Department of MSGE (who oversees the provision of internal audit services to the Company under an agreement with MSGE) and, in each case, representatives of KPMG, in regular and executive sessions, to discuss the results of their examinations related to the Company, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2020 Form 10-K that was filed with the SEC.

Members of the Audit Committee

Joseph M. Cohen

Joseph J. Lhota (Chair)

Joel M. Litvin

LETTER FROM THE COMPENSATION COMMITTEE

Dear Fellow Stockholder,

The Compensation Committee believes in the importance of motivating executives with a pay-for-performance compensation structure that aligns with the Company’s strategy. To that end, each year, the Compensation Committee evaluates the program and makes compensation decisions within the context of four over-arching principles that we believe establish pay and performance alignment and appropriately motivate our executive officers:

•	A significant portion of each executive officer’s compensation opportunity should be at risk based on Company and stock performance;

•	Long-term incentives should generally comprise a greater proportion of total compensation than short-term incentives;

•	Equity compensation should be a meaningful component of total compensation in order to establish a direct alignment of interests between executive officers and our stockholders; and

•	We should attract, retain, motivate and reward the best talent in a competitive industry.

During the 2020 fiscal year, management of the Company engaged with holders of over 75% of our Class A Common Stock to discuss our Board, governance and compensation practices, with the specific goal of seeking stockholder feedback. The Compensation Committee also seeks to include the input of our stockholders in the regular evaluation of our programs and welcomes continued stockholder feedback regarding our executive compensation practices.

Further detail on our compensation program and 2020 fiscal year compensation is included in the following Compensation Discussion & Analysis. We are committed to maintaining a compensation structure that aligns pay with performance and effectively motivates our executive officers to continue driving long-term value creation for our stockholders.

Members of the Compensation Committee

Joseph J. Lhota

Joel M. Litvin

John L. Sykes (Chair)

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion & Analysis provides a discussion of our compensation philosophy and 2020 fiscal year compensation for the following NEOs:

James L. Dolan	Executive Chairman
Andrea Greenberg	President and Chief Executive Officer
Bret Richter	Executive Vice President, Chief Financial Officer and Treasurer
Lawrence J. Burian	Executive Vice President and General Counsel
Dawn Darino-Gorski	Senior Vice President, Controller and Principal Accounting Officer

EXECUTIVE SUMMARY

Business Overview

The Company, an industry leader in sports production, and content development and distribution, owns and operates two award-winning regional sports and entertainment networks, MSG Network and MSG+ and our companion streaming service, MSG GO. For 50 years, we have been a pioneer in regional sports programming, setting a standard of excellence, creativity and technological innovation. Today, our exclusive, award-winning programming continues to be a valuable differentiator for our viewers, advertisers and the cable, satellite, telephone, and other platforms that distribute our networks. Our networks are widely distributed throughout all of New York State and significant portions of New Jersey and Connecticut, as well as parts of Pennsylvania. MSG GO is currently available to subscribers of all our major distributors. Our networks are also carried nationally by certain distributors on sports tiers or in similar packages.

Impact of the COVID-19 Pandemic on Our Business

Due to the coronavirus (“COVID-19”) pandemic, in March 2020 the 2019-20 NHL and NBA seasons were suspended. On May 26, 2020, the NHL announced that the 2019-20 regular season was complete and that certain teams would return to play post-season games, including the Rangers and the Islanders, but not the Devils or the Sabres. On June 4, 2020, the NBA announced that certain teams would return to play for the purpose of determining post-season participation and seeding, but not the Knicks. While each of our teams had played a substantial portion of their 2019-20 NHL and NBA regular season games by mid-March, the suspension of the seasons resulted in 66 fewer regular season games aired on our networks during the fiscal year ended June 30, 2020 as compared with the prior year.

Throughout the COVID-19 pandemic, our employees have exemplified our strong culture and sense of purpose as they seamlessly transitioned to working from home, ensuring that we could continue to deliver our programming on all of our platforms without interruption. With the return of live sports to our networks, some of our employees have returned to our offices in order to bring viewers live telecasts, along with studio commentary from our talented team.

The return of live sports in July 2020 brought live hockey, including the Rangers and Islanders competing in the Stanley Cup Qualifiers. While the Rangers were eliminated in the Qualifying Round, the Islanders advanced to the Stanley Cup Playoffs with MSG Networks airing all five of the Islanders’ first round games, along with comprehensive pre and post-game coverage that continued into the Conference Finals. We also debuted new original hockey programming on our networks to capitalize on the excitement of the resumption of live sports, and throughout the pandemic, we have focused on creating new content that keeps our fans engaged.

The effects of COVID-19 on our business to date are reflected in our revenues and operating expenses — the net impact of which was positive for AOI in the fourth quarter of fiscal 2020. While these effects did not negatively impact AOI in fiscal 2020, it is difficult to predict the ultimate impact that the COVID-19 pandemic may have on our financial results going forward, including with respect to subscribers, affiliate and advertising revenue and rights fees and other expenses.

2020 Fiscal Year Performance Results

Despite the global challenges created by the COVID-19 pandemic, we achieved several key goals during fiscal 2020 that have strengthened the Company now and for the future. These successes include:

•	Delivering substantial free cash flow;

•	Securing important distribution, including with two major distributors;

•	Continuing to grow our non-ratings-based advertising revenue; and

•	Enhancing our financial flexibility through the refinancing of our $1.1 billion credit facility through 2024.

The strength of our highly valued exclusive live content, as well as our dedication to delivering a compelling lineup of original programming to our distributors, advertisers and viewers, provides a strong foundation for our business and the creation of long-term shareholder value. Below is a year-over-year comparison of our financial results:

•	Total Company revenue of $685.8 million, as compared with $720.8 million for the 2019 fiscal year.

•	Total operating income of $295.0 million, as compared with $309.9 million for the 2019 fiscal year.
•	AOI of $321.4 million, as compared with $335.4 million for the 2019 fiscal year.(1)

•	2020 fiscal year net cash provided by operating activities of $210.0 million and 2020 fiscal year free cash flow of $207.2 million.(1)

(1)	AOI and free cash flow are non-GAAP financial measures. For a reconciliation of these non-GAAP measures with corresponding GAAP measures, please see Annex A.

Stockholder Engagement & Responsiveness

During each of the 2019 and 2020 fiscal years, we have engaged with holders of over 75% of our Class A Common Stock concerning our Board, governance and executive compensation practices, with the specific goal of seeking stockholder feedback.

The Compensation Committee has incorporated various aspects of stockholder feedback into our current pay practices over time. In seeking to continue our efforts to align our compensation practices with long-term stockholder interests, the Committee seeks out and values opportunities to receive stockholder feedback. We look forward to continuing to receive such feedback to inform the regular, ongoing review of our programs.

Executive Compensation Program Objectives and Philosophy

The Company competes for talent among a wide array of media and entertainment companies. Our executive officers have substantial and meaningful professional experience in this industry.

The Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial and operational performance as well as long-term value creation. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of the financial and strategic objectives of growing the Company’s businesses and generating long-term stockholder value. Our Compensation Committee has designed a program that reflects four key overarching executive compensation principles:

Principle	Implementation

A significant portion of compensation opportunities should be at risk.	• The majority of executive compensation is at risk and based on stockholder returns as well as the Company’s performance against predetermined financial performance targets.

Long-term performance incentives should generally outweigh short-term performance incentives.	• Incentive compensation focuses more heavily on long-term rather than short-term accomplishments and results.

Executive officers should be aligned with our stockholders through equity compensation.	• Equity-based compensation comprises a substantial portion of executive compensation, ensuring alignment with stockholder interests.

The compensation structure should enable the Company to attract, retain, motivate and reward the best talent.

•  The overall executive compensation program is competitive, equitable and thoughtfully structured so as to attract, retain, motivate and reward talent.

•  The Compensation Committee focuses on total direct compensation, as well as individual compensation elements when providing competitive compensation opportunities.

In designing our executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation, and (3) performance-based and time-based vesting of compensation.

Elements of Compensation

The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that generate long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers Company revenue and AOI to be the key measures of its operating performance. As such, our Compensation Committee has incorporated these performance measures into our annual incentive awards and long-term incentive performance stock units and performance-based stock options, along with other specific strategic and operating measures. The Company’s long-term incentive program also includes restricted stock units and time-vesting stock options whose value is tied to the performance of the market value of the Company’s Class A Common Stock.

The table below summarizes the elements of our compensation program as in effect for the 2020 fiscal year, and how each element supports the Company’s compensation objectives:

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed

Annual Incentive	Cash	Financial (80%)	Company Revenue (30%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
Company AOI (70%)
		Strategic (20%)	Strategic Objectives
Long- Term Incentive	All NEOs excluding Executive Chairman(1)
	Performance Stock Units (50%)	Company Revenue (30%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years
Executive Chairman only(1)
	Performance- Based Stock Options (50%)	Company Revenue (30%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Time-Based Stock Options (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

(1)

For the fiscal year ended June 30, 2020, our long-term incentive awards were comprised of performance stock units and restricted stock units for all NEOs excluding the Executive Chairman and, as contemplated by his employment agreement effective as of that time, performance-based stock options and time-based stock options for the Executive Chairman. The performance stock units and performance-based stock options are subject to the same performance conditions, and the restricted stock units and time-based stock options both vest ratably over a three-year period. See “— Elements of our Compensation Program — Long-term Incentives.”

Changes to the elements of our compensation program for the 2021 fiscal year are described below.

2020 Fiscal Year Annual Compensation Opportunities Mix

As described above, the Company’s compensation program is designed with significant long-term performance-based and at-risk components. For the 2020 fiscal year, a majority of NEO compensation was at risk, with a substantial majority of at-risk compensation granted in the form of long-term equity-based awards.

Executive Chair Pay Mix(1)(2)	President and Chief Executive Officer Pay Mix(1)

Average NEO Pay Mix(1)

(excluding President and Chief Executive Officer and Executive Chairman)

(1)

Reflects the allocation of base salary, annual target bonus opportunity, and long-term incentive award target value as set forth in each NEO’s employment agreement, with Mr. Dolan’s long-term incentives granted in performance-based and time-based stock options and all other NEOs’ long-term incentives granted in performance stock units and restricted stock units.

(2)	Total does not equal 100% due to rounding.

Sound Compensation Governance Practices

The Company’s executive compensation program is overseen by the wholly independent Compensation

Committee, with the support of an independent compensation consultant and independent legal counsel. We maintain a compensation program with strong governance features, including:

Compensation Practices

✓	Substantial proportion of compensation at risk (79% for President and Chief Executive Officer; 87% for Executive Chairman)

✓	Short- and long-term incentives earned based on the achievement of objective, pre-determined performance goals

✓	Stockholder feedback considered in Compensation Committee review of compensation program

✓	Anti-hedging/pledging

✓	No excise tax gross-up provisions

✓	Review of tally sheets for each NEO by Compensation Committee at least annually

✓	Fully independent Compensation Committee oversight of compensation decisions

✓	Compensation Committee utilizes support of an independent compensation consultant and independent legal counsel

COMPENSATION PROGRAM PRACTICES AND POLICIES

The following discussion describes the practices and policies implemented by the Compensation Committee during the fiscal year ended June 30, 2020. For the 2020 fiscal year, compensation for the NEOs was subject to employment agreements approved by the Company’s Compensation Committee. Information concerning the Company’s current employment agreements with each NEO is set forth below under “Executive Compensation Tables — Employment Agreements.”

In the Company’s most recent advisory “say-on-pay” proposal, which was held in 2017, a substantial majority of stockholders (including a majority of holders of our Class A Common Stock) voted to approve, on an advisory basis, the Company’s executive compensation. The Compensation Committee considered the results of this vote, as well as the Company’s ongoing discussions with stockholders, in its assessment and development of the compensation program.

Role of the Compensation Committee

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee: (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation levels based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our stockholder-approved compensation plans. For more information about the Compensation Committee, please see “Board and Governance Practices — Committees — Compensation Committee.”

Role of the Independent Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of ClearBridge Compensation Group LLC (the “independent compensation consultant”), an independent compensation consultant, to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

The independent compensation consultant collaborates with independent legal counsel and reports directly to the Compensation Committee and, at the request of the Compensation Committee, the independent compensation consultant meets with members of management from time to time for the purpose of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

The services provided by the independent compensation consultant to the Compensation Committee during the fiscal year ended June 30, 2020 included:

•	Attended all Compensation Committee meetings;

•	Provided information, research and analysis pertaining to our executive compensation program for the 2020 fiscal year;

•	Regularly updated the Compensation Committee on market trends, changing practices and legislation pertaining to compensation;

•	Assisted the Compensation Committee in making pay determinations for the executive officers;

•	Advised on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;
•	Conducted a compensation risk assessment;

•	Provided advice and recommendations that incorporated both market data and Company-specific factors; and

•	Assisted the Compensation Committee in connection with its review of non-management director compensation.

During the 2020 fiscal year, the independent compensation consultant provided no services to the Company other than those provided to the Compensation Committee.

The Compensation Committee charter requires the Compensation Committee to consider the NYSE independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. For the fiscal year ended June 30, 2020, the Compensation Committee concluded that the independent compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the Compensation Committee believes that the independent compensation consultant’s work did not raise any conflicts of interest during the fiscal year ended June 30, 2020. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and the President and Chief Executive Officer and, following discussions with the independent compensation consultant, establishes each of their compensation. Senior management of the Company assists the Compensation Committee and the independent compensation consultant as described in this Compensation Discussion & Analysis, and provides to the Compensation Committee, either directly or through the independent compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and the President and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and recommendations and discussions with the independent compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

Performance Objectives

As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.

Generally, the Compensation Committee has historically based the performance objectives for the Company’s incentive compensation on Company revenues and AOI. The Company considers these performance objectives to be key measures of the Company’s operating performance.

The Company defines AOI, which is a non-U.S. GAAP financial measure, as operating income before (i) depreciation, amortization and impairments of property and equipment and intangible assets, (ii) share-based compensation expense or benefit, (iii) restructuring charges or credits and (iv) gains or losses on sales or dispositions of businesses. Because it is based upon operating income, AOI also excludes interest expense (including cash interest expense) and other non-operating income and expense items. At the time of grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets prepared by the independent compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the NEOs for the fiscal year ended June 30, 2020, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios.

Determining Compensation Levels; Benchmarking

As part of the Compensation Committee’s review of the total compensation for the fiscal year ended June 30, 2020, the independent compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the independent compensation consultant, considered broad market data (industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.

For the fiscal year ended June 30, 2020, the Compensation Committee, in consultation with the independent compensation consultant, determined not to utilize a peer group or target positioning in determining compensation given the limited number of comparable publicly-traded companies. In addition to the market data documented above, the Compensation Committee considered internal information (historical compensation, job responsibility, experience, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s goal of attracting, retaining, motivating and rewarding highly-qualified executive officers. The compensation program included the following key elements for the fiscal year ended June 30, 2020: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive officer benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews historical compensation, other information provided by the independent compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and between short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

Mr. Dolan is also employed by MSGE as its Executive Chairman and Chief Executive Officer and by MSGS as its Executive Chairman and Mr. Burian is also employed by MSGS as its Executive Vice President and General Counsel. Messrs. Dolan and Burian receive separate compensation from MSGE and MSGS, as applicable, with respect to such employment. The compensation program and philosophies discussed in this proxy statement reflect only compensation that is paid by the Company for services rendered to the Company. While the

Compensation Committee is aware that Messrs. Dolan and Burian also receive compensation for services rendered to MSG Entertainment or MSG Sports, as applicable, its compensation decisions are based on its independent assessment and application of the compensation goals and objectives of the Company. For more information regarding the respective compensation of Messrs. Dolan and Burian by MSGE and MSGS, as applicable, see MSGE’s and MSGS’ Definitive Proxy Statements, to be filed with the SEC.

Base Salaries

Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate them for the day-to-day services that they perform for the Company. Base salaries for these executive officers have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executive officers. The employment agreement between the Company and each NEO contains a minimum base salary level. For information regarding these base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.

The base salaries for each of Mr. Dolan, Ms. Greenberg, Messrs. Richter and Burian, and Ms. Darino-Gorski as of the end of the fiscal year ended June 30, 2020 pursuant to their employment agreements with the Company were as follows: $1,000,000, 1,200,000, $750,000, $360,000, and $400,000, respectively. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for additional information regarding the base salaries, and actual amounts paid, during the Company’s fiscal year.

As a result of the entry into of his new employment agreement, the base salary for Mr. Dolan for the 2021 fiscal year increased to $1,250,000. Mr. Dolan’s total target compensation for the 2021 fiscal year, however, remains unchanged from the 2020 fiscal year levels as his annual long-term incentive target value has been reduced. The base salaries for the NEOs (other than Mr. Dolan) for the 2021 fiscal year remain unchanged from the 2020 fiscal year levels. The Compensation Committee determined salaries for the NEOs after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

Annual Cash Incentives

Overview

Annual cash incentives in the 2020 fiscal year were determined by performance against goals under the Management Performance Incentive Plan (“MPIP”) for the purpose of determining the final annual incentive payouts. MPIP is an annual incentive plan under which eligible members of management, including the NEOs, were provided an opportunity to earn an annual cash award.

This annual incentive was designed to link executive compensation directly to the Company’s performance by providing incentives and rewards based upon business performance during the applicable fiscal year.

MPIP awards to all eligible employees, including the NEOs, were conditioned upon the satisfaction of predetermined financial and strategic objectives, weighted at 80% and 20%, respectively. Final MPIP results were calculated based on performance achievement against these predetermined goals.

Target Award Opportunities

Each employee eligible for an annual incentive award was assigned a target award equal to a percentage of that employee’s base salary for the applicable fiscal year. Target annual incentive opportunities were based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each employment agreement between the Company and each of the NEOs contains a minimum target annual incentive award level. See “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee, in its sole discretion and subject to the terms of employment agreements, may revise target annual incentive award levels for the NEOs.

Annual Incentive Payouts

The below table summarizes each NEO’s target annual incentive opportunity and actual 2020 fiscal year annual incentive payouts, as determined by the Compensation Committee. The annual incentive payouts are described in more detail below.

Name	2020 Fiscal Year Base Salary	Target Incentive (% of Base Salary)	Maximum Incentive (% of Base Salary)	2020 Fiscal Year MPIP as a % of Target(1)	Actual 2020 Fiscal Year Annual Incentive Award

James L. Dolan	$1,000,000	200%	400%	100%	$2,000,000

Andrea Greenberg	$1,200,000	100%	200%	100%	$1,200,000

Bret Richter	$ 750,000	100%	200%	100%	$ 750,000

Lawrence J. Burian	$ 360,000	150%	300%	100%	$ 540,000

Dawn Darino-Gorski	$ 400,000	40%	80%	100%	$ 160,000

(1)

As discussed below under “Performance Targets & Achievement Levels,” the Compensation Committee exercised negative discretion to reduce the fiscal year 2020 annual cash inceptive payout from 103.6% of target to 100.0% of target for the 2020 fiscal year.

Performance Targets & Achievement Levels

Financial Component (80%): For the fiscal year ended June 30, 2020, the MPIP financial performance objectives included rigorous Company revenue and AOI targets, with potential payouts under this component ranging from 0-200% of target. The level of payout was determined based on the extent to which the Company’s annual financial performance exceeded or missed the predetermined targets, which resulted in the payout outlined below:

Financial Metrics (Weighting)	2020 Fiscal Year Payout Result

Company Revenue (30%)	77.0% of target

Company AOI (70%)	91.1% of target

Based on the adjusted performance against these pre-determined financial performance objectives, the payout result of the financial component of the MPIP was 86.9%.

Strategic Component (20%): For the fiscal year ended June 30, 2020, the MPIP also included a performance component that measured achievement against specific goals set at the beginning of the year.

Goal Setting Process: Each year specific measurable goals are established that align with the Company’s broad strategic initiatives. These goals are subdivided into strategies, which are further cascaded down into discrete tactics that are measurable against year-end achievement. As part of this process, each goal is assigned a weight, and at the end of the fiscal year the level of achievement of each goal is evaluated on a four-point scale. These goals, strategies, tactics, and measurable metrics, and management’s performance against each, are reviewed and approved by the Compensation Committee.

2020 Fiscal Year Strategic Goals: For the 2020 fiscal year, goals relating to revenues, audience, and preparing for the future were established, and each was supported by discrete strategies, tactics and measurable metrics.

2020 Fiscal Year Achievements: The evaluation and measurement of the 2020 fiscal year achievement of goals took into consideration the execution of the specific strategies, tactics, and measurable metrics which supported each goal.

The strategic component for NEO payouts was calculated based on the extent to which the goals were achieved in the fiscal year.

Based on the Company’s performance against the predetermined goals, the payout result of the strategic component of the MPIP was achieved at 170.8% of target.

Annual Cash Incentive Payout: As a result of the level of achievement of the financial and strategic objectives, as discussed above, the annual cash incentives achieved 103.6% of the target level. Given the current economic environment and uncertainty facing the Company (e.g., COVID-19-related impacts on the business of live sports), the Committee, in consultation with the independent compensation consultant, exercised negative discretion to reduce the annual cash incentive payout to 100.0% of the target level.

Change to Annual Cash Incentives for the 2021 Fiscal Year

For the year ended June 30, 2021, the Compensation Committee determined that MPIP awards to all eligible employees, including the NEOs, will be conditioned upon the satisfaction of predetermined financial and strategic objectives, weighted at 65% and 35%, respectively. The Compensation Committee made these changes to further align management’s incentives with the strategic objectives of the Company, which in time should further the interests of its stockholders.

Long-term Incentives

Long-term incentives represent a substantial portion of our executive officers’ annual total direct compensation. For the fiscal year ended June 30, 2020, our long-term incentive programs were comprised of performance stock units and restricted stock units (for all NEOs excluding the Executive Chairman), and performance-based stock options and time-based stock options (for the Executive Chairman).

The Compensation Committee believes this equity mix:

•	Establishes strong alignment between executive officers and the interests of the Company’s stockholders;

•	Provides meaningful incentive to drive actions that will improve the Company’s long-term stockholder value; and

•	Supports the Company’s objectives of attracting and retaining the best executive officer talent.

The following table summarizes our 2020 fiscal year long-term incentive awards to our NEOs:

Element	Weighting		Summary

All NEOs excluding the Executive Chairman

Performance Stock Units	50%	✓	Performance is measured by total Company revenue and AOI, which are weighted 30% and 70%, respectively, and are considered key value drivers of our business
		✓	Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals
		✓	Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Restricted Stock Units	50%	✓	Share-based award establishes direct alignment with our stock price performance and stockholder interests
		✓	Vest ratably over three years

Executive Chairman only

Performance-Based Stock Options	50%	✓	Performance is measured by total Company revenue and AOI, which are weighted 30% and 70%, respectively, and are considered key value drivers of our business
		✓	Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals
		✓	Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Time-Based Stock Options	50%	✓	Share-based award establishes direct alignment with our stock price performance and stockholder interests
		✓	Vest ratably over three years

For the 2020 fiscal year, Mr. Dolan did not receive restricted stock units and performance stock units, and instead received time-based stock options and performance-based stock options as contemplated by his employment agreement effective as of that time. See “Change to Long-Term Incentives for the 2021 Fiscal Year” below. Half of the stock options are subject to performance-based vesting conditions, with the same performance conditions that are used for performance stock units; half of the stock options are subject to time-based vesting on the first three anniversaries of the date of grant. The exercise price of the options granted to Mr. Dolan is the closing market price of Class A Common Stock on the NYSE on the date of grant. The Compensation Committee views stock options as inherently performance based because our stock price needs to increase for Mr. Dolan to recognize value, and therefore the Compensation Committee believes that Mr. Dolan’s long-term incentive award structure furthers our goal of establishing strong alignment with our stockholders.

Additional information regarding long-term incentive awards granted to NEOs during the 2020 fiscal year is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below.

Performance Stock Units

Performance stock units are intended to align our executive officers’ interests with those of our stockholders, with a focus on long-term financial results. Under our executive compensation program for the fiscal year ended June 30, 2020, performance stock units were granted to executive officers and certain other members of management (other than Mr. Dolan) pursuant to the 2010 Employee Stock Plan, as amended (the “Employee Stock Plan”).

2020 Fiscal Year Grants

During the fiscal year ended June 30, 2020, the Compensation Committee approved the following awards of performance stock units to the NEOs (with the exception of Mr. Dolan, who was awarded performance-based stock options), as described below for the 2020-2022 fiscal year performance period:

Name	Performance Stock Units (at target)	Grant Date Fair Value(1)

Andrea Greenberg	101,191	$1,449,055

Bret Richter	35,715	$ 511,439

Lawrence J. Burian	17,858	$ 255,727

Dawn Darino-Gorski	12,203	$ 174,747

(1)

The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of performance stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of grant.

Performance stock units are structured to be settled upon the later of September 15th following the three-year performance period, and the date of certification of achievement against pre-determined performance goals over a three-year performance period.

Target Setting

For the 2020 fiscal year performance stock units granted for the 2020-2022 fiscal year performance period, the Compensation Committee selected total Company revenue and AOI as the two financial metrics. Goals were set at the beginning of the fiscal year based on the Company’s five-year strategic plan, which is subject to review by the Board in connection with its approval of the annual budget. The Company’s five-year strategic plan is confidential and disclosure of those targets could provide information that could lead to competitive harm, and for this reason the three-year performance stock unit financial performance targets are not disclosed; however, the Compensation Committee seeks to make target goals ambitious, while threshold goals are expected to be achievable. The Company intends to disclose the Company revenue and AOI payout results as a percentage of target as well as the resulting payout for the 2020-2022 fiscal year performance stock units as a percentage of target after the end of the performance period.

Financial Measures (Weighting)	Threshold Performance	Maximum Performance

Company Revenue (30%)	85% of target goal	115% of target goal

Company AOI (70%)	75% of target goal	125% of target goal

The performance stock unit payout opportunity ranges from 0 to 110% of target, based on performance and subject to continued employment requirements and employment agreement and award terms (as applicable). At the threshold performance level, the award would vest at 90% of the target performance stock units, and at or above the maximum performance level, the award would vest at 110% of the target performance stock units. If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves or exceeds one target but not both, the award provides for partial payments. No performance stock units would vest if the Company fails to achieve both threshold levels of performance.

Restricted Stock Units

Restricted stock units serve to align executive officers’ interests with those of our stockholders and promote the retention of employees, including the NEOs.

The Compensation Committee approved the following awards of restricted stock units to the NEOs (with the exception of Mr. Dolan) for the fiscal year ended June 30, 2020 pursuant to the Company’s Employee Stock Plan:

Name	Time Based Awards	Grant Value(1)

Andrea Greenberg	101,191	$1,449,055

Bret Richter	35,715	$ 511,439

Lawrence J. Burian	17,858	$ 255,727

Dawn Darino-Gorski	12,203	$ 174,747

(1)

The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of restricted stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of grant.

Restricted stock units vest ratably over three years on September 15th of each year following the year of grant, subject to continued employment requirements and employment agreement and award terms (as applicable).

Stock Options

Similar to restricted stock units, stock options establish a close alignment with stock price performance and with our stockholders’ interests.

For the fiscal year ended June 30, 2020, Mr. Dolan’s long-term incentive awards comprised:

•	50% performance-based stock options

•	50% time-based stock options

The performance-based stock options are structured to vest at the end of the three-year performance period, to the extent the applicable pre-determined financial performance goals are met. The performance conditions, targets and thresholds for the performance-based stock options are identical to those for the performance stock units. The time-based stock options vest ratably on each of the first three anniversaries of the date of grant.

In August 2019, the Compensation Committee approved the following stock option awards to Mr. Dolan for the fiscal year ended June 30, 2020 pursuant to the Company’s Employee Stock Plan:

Performance-Based Stock Options	Grant Value(1)	Time-Based Stock Options	Grant Value(1)
555,556	$2,400,002	555,556	$2,400,002

(1)

The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company uses a grant value based on the closing market price of Class A Common Stock on the NYSE and a Black-Scholes Fair Value on the date of grant to determine the number of performance-based stock options (at target) and time-based stock options granted to Mr. Dolan.

Change to Long-Term Incentives for the 2021 Fiscal Year

In connection with the entry into his new employment agreement on August 26, 2020, Mr. Dolan will participate in the Company’s long-term incentive programs in the same manner as the other NEOs. Mr. Dolan’s annual long-term incentive target value decreased by $750,000 to not less than $4,050,000. Mr. Dolan’s total target compensation for the 2021 fiscal year, however, remains unchanged from the 2020 fiscal year’s levels as his base salary has been increased. For the 2021 fiscal year, Mr. Dolan received performance stock units and restricted stock units. See “Executive Compensation Tables — Employment Agreements” for more information.

2018 Fiscal Year Performance Stock Unit And Performance-Based Option Awards

The performance stock units granted in September 2017 (the “2018 fiscal year performance stock units”) to the NEOs other than Mr. Dolan and the performance-based stock options granted to Mr. James L. Dolan in September 2017 (the “2018 fiscal year performance-based options”) were subject to total

Company revenue and AOI performance objectives, which are weighted 30% and 70%, respectively, each measured over a July 1, 2017 through June 30, 2020 performance period. The target or level of achievement, where applicable, for each performance objective was adjusted in accordance with the terms of the awards. Such adjustments were required pursuant to the terms of Section 162(m) (which is still applicable to these awards because they were granted prior to November 2017) and were approved by the Compensation Committee at the time of grant. In August 2020, the Compensation Committee certified the Company’s revenue and AOI performance results as a percentage of target performance at 98.9% and 98.1%, respectively, with a resulting: (i) payout for the 2018 fiscal year performance stock units of 99.6%; and (ii) vesting for the 2018 fiscal year performance-based stock options of 99.6%. The 2018 fiscal year performance stock units were settled, and the 2018 fiscal year performance-based stock options vested, in August 2020.

Hedging and Pledging Policies

The Company’s Insider Trading Policy prohibits all directors, consultants and employees

(including NEOs), and all members of their immediate families and any individual who is materially dependent upon them for financial support who reside in the same household, from directly or indirectly (i) engaging in short sales, short sales against the box or other “hedging” transactions and (ii) placing securities in margin accounts or otherwise pledging Company securities.

Holding Requirements

Under our executive compensation program for the fiscal year ended June 30, 2020, annual restricted stock unit and time-based stock option awards to NEOs vest ratably over three years and annual performance stock unit and performance-based stock option awards to NEOs cliff-vest after a three-year performance period, in each case, so long as the recipient is continuously employed by the Company until the applicable vesting date (and subject to the performance conditions described above and any applicable terms of the award agreements and their employment agreement). With respect to our non-management directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Class A Common Stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the cliff and three-year ratable vesting (with respect to our NEOs and eligible employees) and the holding requirements (with respect to our non-management directors) is to require each of our non-management directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

BENEFITS

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, Messrs. Dolan and Burian do not participate in certain Company benefit plans, including the Company’s medical, dental and vision plans, as they receive such benefits from MSGE and MSGS, respectively.

Defined Benefit Plans

Prior to the Distribution, the Company sponsored the MSG Holdings, L.P. Cash Balance Pension Plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan, for participating employees, including certain executive officers. At the time of the Distribution, the Cash Balance Pension Plan was transferred to MSGS, but eligible employees of the Company received a full year of credit under the Cash Balance Pension Plan for the 2015 calendar year. Following the Entertainment Distribution, the Cash Balance Pension Plan was retained by MSGE. Effective March 1, 2011, the Company merged the Madison Square Garden, L.P. Retirement Plan (the “Postretirement Plan”), a frozen defined benefit pension plan, into the Cash Balance Pension Plan. Under the MSGN Holdings, L.P. Excess Cash Balance Plan (the “Excess Plan”), a nonqualified deferred compensation plan, the Company provided additional benefits to employees, including certain of the executive officers, who were restricted by the applicable Internal Revenue Service (“IRS”) annual compensation limitation. Each of the Cash Balance Pension Plan and Excess Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015.

More information regarding the Cash Balance Pension Plan, the Excess Plan, and the Postretirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

Prior to the Distribution, the Company sponsored the MSG Holdings, L.P. 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. As of the Distribution, the Savings Plan was transferred to MSGS, renamed The Madison Square Garden 401(k) Savings Plan, and amended to be a multiple employer plan to which the Company contributes as a participating employer. Following the Entertainment Distribution, the Savings Plan was retained by MSGE. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides (a) an immediately vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. In July 2020, the Company provided a discretionary non-elective contribution with regards to the 2019 calendar year equal to 2% of eligible pay.

In addition, the Company offers the MSGN Holdings, L.P. Excess Savings Plan (the “Excess Savings Plan”), a nonqualified deferred compensation plan, to employees, including executive officers, whose contributions to the Savings Plan are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company in the fiscal year ended June 30, 2020 in respect of the NEOs under the Savings Plan and the Excess Savings Plan are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

PERQUISITES

The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below. The perquisites described below were provided pursuant to arrangements between the Company and MSGS prior to the Entertainment Distribution and pursuant to arrangements between the Company and MSGE following the Entertainment Distribution.

Car and Driver

Mr. Dolan has regular access to a car and driver, which he is permitted to use for personal use in addition to business purposes. Prior to the Entertainment Distribution, the Company and

MSGS shared such costs equally. Following the Entertainment Distribution, each of the Company, MSGS and MSGE agreed to share such costs equally (so that the Company is responsible for 33.3% instead of 50.0% of such costs). In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.

Aircraft Arrangements

The Company has access to certain aircraft through time sharing arrangements with a subsidiary of MSGE. Additionally, Mr. Dolan has access to helicopter travel pursuant to arrangements made by MSGE, which has primarily been for commutation. Prior to the Entertainment Distribution, the Company and MSGS shared the costs of certain personal aircraft and helicopter use by Mr. Dolan equally. Following the Entertainment Distribution, each of the Company, MSGS and MSGE agreed to share such costs equally (so that the Company is responsible for 33.3% instead of 50.0% of such costs). See “Transactions with Related Parties — Aircraft Arrangements.”

Executive Security

Mr. Dolan participates in MSGE’s executive security program. Prior to the Entertainment Distribution, the Company and MSGS shared the costs of Mr. Dolan’s participation in the program equally. Following the Entertainment Distribution, the Company, MSGS and MSGE agreed to share such costs equally (so that the Company is responsible for 33.3% instead of 50.0% of such costs). See “Transactions with

Related Parties — Relationship Between Us, MSGE, MSGS and AMC Networks.” Because certain of these costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported as perquisites.

Other

From time to time certain employees, including the NEOs (and their guests), have access at no cost to tickets to events at the MSG Arena (which is operated by MSGE), and may also purchase tickets to such events at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites. In addition, certain employees, including NEO’s (and their guests), may have access at no cost to tickets to events at venues operated by MSGE other than the MSG Arena, and may also purchase tickets to such events at face value. Tickets provided to employees, including the NEOs, are not available for resale.

POST-TERMINATION COMPENSATION

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executive officers.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability or termination following a change in control of the Company or following a going private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment Agreements” and “— Termination and Severance” below.

TAX DEDUCTIBILITY OF COMPENSATION

Section 162(m) generally limited the deductibility of compensation paid to certain executive officers in excess of $1 million during a year. The exemption from Section 162(m)’s deduction limit for performance-based compensation has generally been repealed, effective for years beginning after December 31, 2017, and the group of covered executive officers has been expanded to include the chief financial officer and certain former executive officers. Therefore, compensation (including performance-based compensation) paid to covered executive officers in excess of $1 million in fiscal year 2019 and subsequent calendar years generally will not be deductible unless it qualifies for transition relief. The Committee continues to consider the tax consequences when determining named executive officer compensation, including in light of the changes to Section 162(m). The Committee sets named executive officer compensation in accordance with our compensation philosophy and believes that attracting, retaining and motivating our employees with a compensation program that supports long-term value creation is in the best interests of our stockholders.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in this proxy statement for filing with the SEC.

Members of the Compensation Committee

Joseph J. Lhota

Joel M. Litvin

John L. Sykes (Chair)

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s NEOs. See “Compensation

Discussion & Analysis” for an explanation of our compensation philosophy and program.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended June 30, 2020, 2019, and 2018, respectively. Our Executive Chairman is a shared employee of the Company, MSGE and MSGS and our Executive Vice President and General Counsel is a shared employee of the Company and MSGS. Therefore, the information set forth below only reflects the compensation for those shared NEOs paid by the Company for services rendered to the Company. For more information regarding the compensation of Messrs. Dolan and Burian by MSGE and MSGS, as applicable, see MSGE’s and MSGS’ Definitive Proxy Statements, to be filed with the SEC.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
James L. Dolan Executive Chairman	2020	1,000,000	—	—	4,800,004	2,000,000	—	763,932	8,563,936
	2019	1,000,000	—	—	4,800,008	2,486,000	—	695,799	8,981,807
	2018	1,000,000	—	—	4,799,992	2,530,000	—	594,829	8,924,821

Andrea Greenberg President and Chief Executive Officer	2020	1,200,000	—	2,898,110	—	1,200,000	20,422	62,182	5,380,714
	2019	1,169,231	—	3,589,164	—	1,453,354	22,027	68,748	6,302,524
	2018	974,615	—	3,135,024	—	1,232,889	18,952	57,634	5,419,114

Bret Richter Executive Vice President, Chief Financial Officer and Treasurer	2020	750,000	—	1,022,878	—	750,000	—	43,490	2,566,368
	2019	742,308	—	1,266,779	—	922,688	—	45,240	2,977,015
	2018	692,050	—	888,624	—	875,443	—	42,101	2,498,218

Lawrence J. Burian Executive Vice President and General Counsel	2020	360,000	—	511,453	—	540,000	—	14,954	1,426,407
	2019	352,154	—	633,414	—	656,591	—	20,541	1,662,700
	2018	309,000	—	470,448	—	586,328	—	18,540	1,384,316

Dawn Darino-Gorski Senior Vice President, Controller and Principal Accounting Officer	2020	400,000	—	349,494	—	160,000	181,117	24,715	1,115,326
	2019	395,504	—	432,814	—	196,645	50,034	22,858	1,097,855
	2018	369,036	—	428,544	—	186,732	2,833	22,580	1,009,725

(1)

For 2020, salaries paid by the Company to the NEOs accounted for approximately the following percentages of their total Company compensation: Mr. Dolan – 12%; Ms. Greenberg – 22%; Mr. Richter – 29%; Mr. Burian –25%; and Ms. Darino-Gorski – 36%.

(2)

This column reflects the aggregate grant date fair value of Company restricted stock units and performance stock units granted to the NEOs, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 13 to our financial statements included in our 2020 Form 10-K. The grant date fair value of the performance stock units is shown at target performance. For the 2020 figures, this column reflects the value of restricted stock units and performance stock units granted in August 2019. At the highest level of performance, the value of such 2020 performance stock units on the grant date would be: $1,593,961 for Ms. Greenberg; $562,583 for Mr. Richter; $281,299 for Mr. Burian; and $192,222 for Ms. Darino-Gorski. For the 2019 figures, this column reflects the value of restricted stock units and performance stock units granted in August 2018. At the highest level of performance, the value of such 2019 performance stock units on the grant date would be: $1,974,040 for Ms. Greenberg; $696,728 for Mr. Richter; $348,378 for Mr. Burian; and $238,048 for Ms. Darino-Gorski. For the 2018 figures, this column reflects the value of restricted stock units and performance stock units granted in September 2017. At the highest level of performance, the value of such 2018 performance stock units on the grant date would be: $1,724,263 for Ms. Greenberg; $488,743 for Mr. Richter; $258,746 for Mr. Burian; and $235,699 for Ms. Darino-Gorski.

(3)

This column reflects the aggregate grant date fair value of the performance-based (based on target performance) and time-based stock option awards granted to Mr. Dolan, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 13 to our financial statements included in our 2020 Form 10-K. For the 2020 figures, this column reflects the value of performance-based (based on target performance) and time-based stock option awards granted in August 2019. At the highest level of performance, the value of such 2020 performance-based stock option awards on the grant date would be: $2,640,002. For the 2019 figures, this column reflects the value of performance-based (based on target performance) and time-based stock option awards granted in August 2018. At the highest level of performance, the value of such 2019 performance-based stock option awards on the grant date would be: $2,640,004. For the 2018 figures, this column reflects the value of performance-based (based on target performance) and time-based stock option awards granted in September 2017. At the highest level of performance, the value of such 2018 performance-based stock option awards on the grant date would be: $2,639,995.

(4)

For the 2020 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2020 and paid in August 2020. For the 2019 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2019 and paid in September 2019. For the 2018 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2018 and paid in September 2018.

(5)

For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated Cash Balance Pension Plan account and accumulated Excess Plan account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.

(6)	The table below shows the components of this column:

Name	Year	401(k) Plan Company Contribution(a)	401(k) Plan Discretionary Contribution(a)	Excess Savings Plan Match(a)	Excess Savings Plan Discretionary Contribution(a)	Life Insurance Premiums(b)	Perquisites(c)	Total

James L. Dolan	2020	—	—	21,538	20,000	—	722,394	763,932

Andrea Greenberg	2020	11,400	5,600	25,846	18,400	936	—	62,182

Bret Richter	2020	11,400	5,600	16,154	9,400	936	—	43,490

Lawrence J. Burian	2020	—	—	7,754	7,200	—	—	14,954

Dawn Darino-Gorski	2020	11,154	5,600	4,812	2,400	749	—	24,715

(a)

These columns represent, for each individual, a matching contribution and a 2% discretionary profit share contribution by the Company on behalf of such individual under the MSG Savings Plan or Excess Savings Plan, as applicable. Messrs. Dolan and Burian participate in the 401(k) Plan solely with respect to their employment by MSGE and MSGS, respectively, but participate in the Excess Savings Plan with respect to their Company salary.

(b)

This column represents amounts paid for each of Ms. Greenberg, Mr. Richter and Ms. Darino-Gorski to participate in the Company’s group life insurance program. Messrs. Dolan and Burian receive their life insurance benefits from MSGE and MSGS, respectively.

(c)

This column represents the following aggregate estimated perquisites, as described in the table below. Prior to the Entertainment Distribution, the perquisites were provided by MSGS to the Company. Following the Entertainment Distribution, the perquisites were provided by MSGE to the Company. For more information regarding the calculation of these perquisites, please see “Compensation Discussion & Analysis — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Total ($)

James L. Dolan	2020	321,880	330,281	70,233	722,394

Andrea Greenberg	2020	*	*	*	**

Bret Richter	2020	*	*	*	**

Lawrence J. Burian	2020	*	*	*	**

Dawn Darino-Gorski	2020	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2020 for the individual is less than $10,000.

(I)	Amounts in this column for Mr. Dolan represent an amount charged to the Company by MSGS and MSGE for the NEO’s personal use of MSGS and MSGE vehicles, which includes commutation.

(II)

As discussed under “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the incremental cost to the Company for personal use of certain aircraft and helicopters. See “Transactions with Related Parties — Aircraft Arrangements” below. Incremental cost is determined as the actual additional cost incurred by the Company or otherwise billed to the Company by MSGS and MSGE pursuant to the applicable arrangement.

(III)	The amounts in this column represent the amounts billed to the Company by MSGS and MSGE for Mr. Dolan’s participation in MSGS’ and MSGE’s executive security programs.

GRANTS OF PLAN-BASED AWARDS

The table below presents information regarding awards granted during the fiscal year ended June 30, 2020 to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units, performance stock units, time-based stock options and performance-based stock options.

Name	Year	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh.)	Grant Date Fair Value of Stock and Option Awards ($)(1)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James L. Dolan	2020	8/29/2019	(2)		2,000,000	4,000,000
	2020	8/29/2019	(3)								555,556	14.32	2,400,002
	2020	8/29/2019	(4)				500,000	555,556	611,112			14.32	2,400,002
Andrea Greenberg	2020	8/29/2019	(2)		1,200,000	2,400,000
	2020	8/29/2019	(5)				91,072	101,191	111,310				1,449,055
	2020	8/29/2019	(6)							101,191			1,449,055
Bret Richter	2020	8/29/2019	(2)		750,000	1,500,000
	2020	8/29/2019	(5)				32,144	35,715	39,287				511,439
	2020	8/29/2019	(6)							35,715			511,439
Lawrence J. Burian	2020	8/29/2019	(2)		540,000	1,080,000
	2020	8/29/2019	(5)				16,072	17,858	19,644				255,727
	2020	8/29/2019	(6)							17,858			255,727
Dawn Darino-Gorski	2020	8/29/2019	(2)		160,000	320,000
	2020	8/29/2019	(5)				10,983	12,203	13,423				174,747
	2020	8/29/2019	(6)							12,203			174,747

(1)

This column reflects the aggregate grant date fair value of the time-based stock option awards, performance stock option awards, restricted stock unit awards and performance stock unit awards, as applicable, granted to each NEO in the 2020 fiscal year without any reduction for risk of forfeiture as calculated in accordance with FASB ASC Topic 718 as of the date of grant. The grant date fair value of performance stock units and performance-based stock options is shown at target performance. At the highest level of performance, the value of the performance stock units on the grant date would be: $1,593,961 for Ms. Greenberg; $562,583 for Mr. Richter; $281,299 for Mr. Burian; and $192,222 for Ms. Darino-Gorski. At the highest level of performance, the value of the performance-based stock options on the grant date would be $2,640,002 for Mr. Dolan.

(2)

This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s MPIP for performance in the fiscal year ended June 30, 2020. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary for such year. There is no threshold amount for annual incentive awards. The amounts of annual incentive awards actually paid in September 2020 for performance in the 2020 fiscal year are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(3)

This row reflects the number of shares underlying time-based options awarded to Mr. Dolan in the fiscal year ended June 30, 2020. This grant of stock options, which was made under the Employee Stock Plan, will vest in equal installments on August 29, 2020, 2021 and 2022, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Stock Options.”

(4)

This row reflects the threshold, target and maximum number of shares underlying performance-based options awarded to Mr. Dolan in the fiscal year ended June 30, 2020. The performance-based option award was granted with a target number of units, with an actual vesting based upon the achievement of performance targets. This grant of stock options, which was made under the Employee Stock Plan, will vest in the first quarter following the three-year performance period ending June 30, 2022, subject to certification of pre-determined performance goals, continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Stock Options.”

(5)

This row reflects the threshold, target and maximum number of performance stock units awarded to the NEOs (other than Mr. Dolan) in the fiscal year ended June 30, 2020. Each performance stock unit award was granted with a target number of units, with an actual payment based upon the achievement of performance targets. These grants of performance stock units, which were made under the Employee Stock Plan, will vest upon the later of September 15, 2022 and the date of certification of achievement against pre-determined performance goals over a three-year performance period ending June 30, 2022, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Performance Stock Units.”

(6)

This row reflects the number of restricted stock units awarded to the NEOs (other than Mr. Dolan) in the fiscal year ended June 30, 2020. These grants of restricted stock units, which were made under the Employee Stock Plan, are expected to vest in equal installments on September 15, 2020, 2021 and 2022, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Restricted Stock Units.”

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2020

The table below shows (i) each grant of time-based stock options and performance-based stock options that is unexercised and outstanding and (ii) the aggregate number and value of unvested restricted stock units and performance stock units outstanding (assuming target performance) for each NEO, in each case, as of June 30, 2020.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James L. Dolan	—		1,111,112	(2)	14.32	02/26/2027
	105,264		526,316	(3)	25.05	2/25/2026
	284,192		568,382	(4)	21.60	3/1/2025
	1,070,646	(5)	—		17.81	3/15/2024
Andrea Greenberg							418,542	(6)	4,164,493
Bret Richter							140,999	(7)	1,402,940
Lawrence J. Burian							71,308	(8)	709,515
Dawn Darino-Gorski							52,032	(9)	517,718

(1)	Calculated using the closing market price of Class A Common Stock on the NYSE on June 30, 2020 of $9.95 per share.

(2)

The amounts in this row represent Mr. Dolan’s 555,556 time-based stock options and 555,556 performance-based (based on target performance) stock options granted as long-term incentive awards on August 29, 2019. The time-based stock options vest ratably on each of the first three anniversaries of the date of grant. The performance-based stock options cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

(3)

The amounts in this row represent Mr. Dolan’s 210,526 time-based stock options (from an original award of 315,790 time-based stock options) and 315,790 performance-based (based on target performance) stock options granted as long-term incentive awards on August 28, 2018. The time-based stock options vest ratably on each of the first three anniversaries of the date of grant. The performance-based stock options cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

(4)

The amounts in this row represent Mr. Dolan’s 142,095 time-based stock options (from an original award of 426,287 time-based stock options) and 426,287 performance-based (based on target performance) stock options granted as long-term incentive awards on September 1, 2017. The time-based stock options vest ratably on each of the first three anniversaries of the date of grant. The performance-based stock options cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

(5)	The amount in this row represent Mr. Dolan’s time-based stock options and performance-based stock options granted as long-term incentive awards on September 15, 2016, which have fully vested.

(6)

With respect to Ms. Greenberg, the total in this column represents an award of 24,190 restricted stock units (from an original award of 72,570 restricted stock units) and 72,570 target performance stock units granted as long-term incentive awards on September 1, 2017, 47,760 restricted stock units (from an original award of 71,640 restricted stock units) and 71,640 target performance stock units granted as long-term incentive awards on August 28, 2018 and 101,191 restricted stock units and 101,191 target performance stock units granted as long-term incentive awards on August 29, 2019. The restricted stock units granted on September 1, 2017 vest in three equal installments on September 1, 2018, 2019 and 2020. All other restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units granted on September 1, 2017 cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All other performance stock units cliff-vest upon the later of September 15th following the three-year performance period, and the date of certification of achievement against pre-determined performance goals over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

(7)

With respect to Mr. Richter, the total in this column represents an award of 6,857 restricted stock units (from an original award of 20,570 restricted stock units) and 20,570 target performance stock units granted as long-term incentive awards on September 1, 2017, 16,857 restricted stock units (from an original award of 25,285 restricted stock units) and 25,285 target performance stock units granted as long-term incentive awards on August 28, 2018 and 35,715 restricted stock units and 35,715 target performance stock units granted as long-term incentive awards on August 29, 2019. The restricted stock units granted on September 1, 2017 vest in three equal installments on September 1, 2018, 2019 and 2020. All other restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units granted on September 1, 2017 cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All other performance stock units cliff-vest upon the later of September 15th following the three-year performance period, and the date of certification of achievement against pre-determined performance goals over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

(8)

With respect to Mr. Burian, the total in this column represents an award of 3,630 restricted stock units (from an original award of 10,890 restricted stock units) and 10,890 target performance stock units granted as long-term incentive awards on September 1, 2017, 8,429 restricted stock units (from an original award of 12,643 restricted stock units) and 12,643 target performance stock units granted as long-term incentive awards on August 28, 2018 and 17.858 restricted stock units and 17,858 target performance stock units granted as long-term incentive awards on August 29, 2019. The restricted stock units granted on September 1, 2017 vest in three equal installments on September 1, 2018, 2019 and 2020. All other restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units granted on September 1, 2017 cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All other performance stock units cliff-vest upon the later of September 15th following the three-year performance period, and the date of certification of achievement against pre-determined performance goals over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

(9)

With respect to Ms. Darino-Gorski, the total in this column represents an award of 3,307 restricted stock units (from an original award of 9,920 restricted stock units) and 9,920 target performance stock units granted as long-term incentive awards on September 1, 2017, 5,760 restricted stock units (from an original award of 8,639 restricted stock units) and 8,639 target performance stock units granted as long-term incentive awards on August 28, 2018 and 12,203 restricted stock units and 12,203 target performance stock units granted as long-term incentive awards on August 29, 2019. The restricted stock units granted on September 1, 2017 vest in three equal installments on September 1, 2018, 2019 and 2020. All other restricted stock units vest ratably over three years on September 15th each year following year of grant. The performance stock units granted on September 1, 2017 cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All other performance stock units cliff-vest upon the later of September 15th following the three-year performance period, and the date of certification of achievement against pre-determined performance goals over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

STOCK VESTED

The table below shows restricted stock unit awards that vested during the fiscal year ended

June 30, 2020. No stock options were exercised in the fiscal year ended June 30, 2020.

	Restricted Stock Units
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
James L. Dolan	—	—
Andrea Greenberg	115,649	1,813,140
Bret Richter	43,443	676,851
Lawrence J. Burian	24,749	384,045
Dawn Darino-Gorski	18,574	288,497

(1)

Calculated using the closing market price of Class A Common Stock on the NYSE on the vesting dates (or the immediately preceding business day, if the vesting date was not a business day) August 29, 2019, August 30, 2019 and September 13, 2019, of $14.32, $16.40 and $16.94 per share, respectively.

PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2020.

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(2)
James L. Dolan	Cash Balance Pension Plan	0(3)	—
	Excess Plan	0(3)	—
Andrea Greenberg	Cash Balance Pension Plan	8	341,959
	Excess Plan	8	422,762
Bret Richter	Cash Balance Pension Plan	0(4)	—
	Excess Plan	0(4)	—
Lawrence J. Burian	Cash Balance Pension Plan	0(3)	—
	Excess Plan	0(3)	—
Dawn Darino-Gorski	Cash Balance Pension Plan	7	114,291
	Excess Plan	0	—
	Postretirement Plan(5)	11	463,703

(1)	Accruals under both the Cash Balance Pension Plan and the Excess Plan were frozen as of December 31, 2015. Accruals under the Postretirement Plan were frozen as of December 31, 2007.

(2)	Additional information concerning Pension Plans and Postretirement Plan Assumptions is set forth in Note 12 to our financial statements included in our 2020 Form 10-K.

(3)

Mr. Dolan does not participate in the Cash Balance Pension Plan. Mr. Burian participated in the Cash Balance Pension Plan, but the Cash Balance Pension Plan was transferred to MSGS in connection with the Distribution. Mr. Burian’s number of years of credited service for and present value of accumulated benefit in the Cash Balance Pension Plan is included in MSGS’ Definitive Proxy Statement, to be filed with the SEC. Messrs. Dolan and Burian do not participate in the Excess Plan.

(4)	As of the date that the Cash Balance Pension Plan and Excess Plan were frozen, Mr. Richter had not yet commenced participation as a result of such plans’ one-year waiting periods.

(5)	Effective March 1, 2011, the Company merged the Postretirement Plan into the Cash Balance Pension Plan.

The Company maintains several benefit plans for our executive officers. The material terms and conditions are discussed below.

Cash Balance Pension Plan

Prior to the Distribution, the Company sponsored the Cash Balance Pension Plan, a tax-qualified defined benefit plan that generally covered regular full-time and part-time non-union employees of the Company and certain of its affiliates who completed one year of service. Effective on March 1, 2011, the Postretirement

Plan (as described below) was merged into the Cash Balance Pension Plan. The merged plan remains named the Cash Balance Pension Plan, but provides the same benefits that were previously provided by the two separate plans. As of the Distribution, the Cash Balance Pension Plan was transferred to MSGS, and eligible employees of the Company received a full year of credit under the Cash Balance Pension Plan for calendar year 2015. Following the Entertainment Distribution, the Cash Balance Pension Plan was sponsored by MSGE. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits).

A notional account is maintained for each participant under the Cash Balance Pension Plan.

While benefit accruals were frozen as of December 31, 2015, participants continue to earn monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year.

A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account also vests in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.

Excess Plan

The Excess Plan is a nonqualified deferred compensation plan that is intended to provide eligible participants, including each of the NEOs (other than Mr. Richter and Ms. Darino-Gorski), with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Code limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The Excess Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits).

The Company maintains a notional excess cash balance account for each eligible participant, and for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

Postretirement Plan

The Postretirement Plan is a tax-qualified defined benefit plan covering substantially all of our non-union full-time and eligible part-time employees, including Ms. Darino-Gorski, who were hired prior to January 1, 2001. Effective as of January 1, 2001, membership in the plan was frozen and benefit accruals under the plan continued only for employees who were already active participants in the plan as of December 31, 2000. As of December 31, 2007, the plan was amended to freeze all benefit accruals effective January 1, 2008 and eliminate the ability of participants to earn benefits for future service under this plan. As discussed above, the Postretirement Plan was merged into the Cash Balance Pension Plan, effective March 1, 2011. This merger did not adversely impact any participant in either of the two plans.

The plan provides a benefit at retirement equal to (i) 2% of a participant’s final average pay (as defined in the plan) multiplied by years of benefit service up to 20 years; plus (ii) 1% of the participant’s final average pay multiplied by years of benefit service (as defined in the plan) in excess of 20 years; minus (iii) 1.25% of the participant’s Social Security benefit multiplied by total benefit service up to 40 years. Final average pay is based on the highest average compensation paid during 60 consecutive months out of the last 120 months of benefit service. Compensation means the basic cash remuneration paid to the participant, including annual incentive compensation, commissions and overtime pay, and before deductions for elective deferrals (up to applicable Code limits).

As a result of plan participants’ benefits under the plan being frozen on January 1, 2008, any pay earned and service completed after that date will not be taken into account when determining the amount of a participant’s benefit under the plan. Participants will continue to earn eligibility towards early retirement as long as they remain our employees. Normal retirement under the plan is age 65; however, participants who have attained age 55 and completed at least ten years of vesting service may retire prior to age 65 and receive a reduced benefit.

The normal form of benefit is a single life annuity for an unmarried participant and a 50% joint and survivor annuity for a married participant. The participant, with the spouse’s consent if married, may waive the normal form and elect an optional form of payment, including a single life annuity, a 50%, 75% or 100% joint and survivor annuity, a ten-year certain and life annuity, a level income option that integrates with Social Security benefits, and a lump sum payment if the actuarial present value of the benefit does not exceed $10,000.

The Savings Plan

Under the Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs (other than Messrs. Dolan and Burian, each of whom participates through MSGE and MSGS, respectively), may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides (a) a fully-vested matching contribution by the Company equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary fully-vested non-elective contribution by the Company. In July 2020, the Company made a discretionary non-elective contribution to each eligible employee’s account equal to 2% of eligible pay with respect to the 2019 calendar year. In connection with the Distribution, the Savings Plan became a multiple employer plan sponsored by MSGS, to which we contributed. Following the Entertainment Distribution, the Savings Plan was retained by MSGE.

Excess Savings Plan

The Excess Savings Plan is an unfunded, nonqualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified Savings Plan. An employee is eligible to participate in the Excess Plan for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($285,000 in calendar year 2020) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($19,500, or $26,000 if 50 or over, for calendar year 2020) can continue to make pre-tax contributions under the Excess Savings Plan of up to 6% of his or her eligible pay. In addition, the Excess Savings Plan provides for (a) a fully-vested matching contribution by the Company equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective fully-vested contribution by the Company. In July 2020, the Company made a discretionary non-elective contribution to each eligible employee’s account equal to 2% of eligible pay with respect to the 2019 calendar year. Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.

MSG Cares Charitable Matching Gift Program

Beginning with the 2021 fiscal year, our employees, including our NEOs, will be eligible to participate in the MSG Cares Charitable Matching Gifts Program. Under this program, the Company will match charitable contributions made by our employees, including the NEOs, to eligible 501(c)(3) organizations of the employee’s choice, in an aggregate amount of up to $1,000 per employee for each fiscal year.

NONQUALIFIED DEFERRED COMPENSATION

The table below shows (i) the contributions made by each NEO and the Company during the fiscal year ended June 30, 2020, (ii) aggregate earnings on each NEO’s account balance during the fiscal year ended June 30, 2020 and (iii) the account balance of each of our NEOs under the Excess Savings Plan as of June 30, 2020.

Name	Plan Name	Executive Contributions in 2020 ($)(1)	Registrant Contributions in 2020 ($)(2)	Aggregate Earnings in 2020 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2020 ($)
James L. Dolan	Excess Savings Plan	40,000	21,538	7,394	—	370,571
Andrea Greenberg	Excess Savings Plan	36,600	25,846	20,007	—	954,885
Bret Richter	Excess Savings Plan	18,600	16,154	3,622	—	179,972
Lawrence J. Burian	Excess Savings Plan	14,400	7,754	2,877	—	143,429
Dawn Darino-Gorski	Excess Savings Plan	4,889	4,812	604	—	32,027

(1)

These amounts represent a portion of the NEO’s salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the NEOs contributed to the Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

EMPLOYMENT AGREEMENTS

Each of our NEOs had an employment agreement with the Company in the fiscal year ended June 30, 2020. Set forth below is a description of the employment agreements between the Company and each of Mr. Dolan, Ms. Greenberg, Messrs. Richter and Burian, and Ms. Darino-Gorski.

As noted above in the Compensation Discussion & Analysis, Mr. Dolan serves as an executive officer and employee of MSGE and each of Messrs. Dolan and Burian also serves as an executive officer and employee of MSGS. Such MSGE and MSGS employment arrangements are pursuant to employment agreements between MSGE and MSGS and each of Messrs. Dolan and Burian, as applicable (which are not described herein). For a description of each of these employment agreements, see MSGE’s Definitive Proxy Statement, to be filed with the SEC.

James L. Dolan

On September 16, 2016, the Company entered into an employment agreement with James L. Dolan, effective as of July 1, 2016, which provided for Mr. Dolan’s continued employment as the Executive Chairman of the Company (the “Prior Dolan Employment Agreement”). On August 26, 2020, the Company entered into a new employment agreement with Mr. Dolan effective as of July 1, 2020, which replaced his prior agreement and provides for Mr. Dolan’s continued employment as the Executive Chairman of the Company (the “New Dolan Employment Agreement”).

The Prior Dolan Employment Agreement with the Company provided for an annual base salary of not less than $1,000,000. Mr. Dolan was eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his base salary. Mr. Dolan was eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that were made available in the future to similarly situated executives at the Company. It was expected that such awards would consist of annual grants of stock option awards with a grant date fair value of not less than $4,800,000. Subject to applicable plan limitations, 50% of the stock option awards would vest in three equal tranches on each of the first three anniversaries of the grant date and the remaining 50% would be subject to the performance criteria applicable to the awards to other executives of the Company under the Company’s long-term incentive programs, and the stock options would expire not later than seven years and six months after the date of grant. Mr. Dolan generally was not eligible for our standard benefits program while he was employed by MSGS; provided that Mr. Dolan would continue to be eligible to participate in the Excess Savings Plan and his full Company base salary would be used to determine Mr. Dolan’s benefits under that plan.

If, on or prior to December 31, 2019, Mr. Dolan’s employment was either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or was terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause did not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s execution of a separation agreement, the Company would provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus; provided that Mr. Dolan would not be entitled to such cash severance payment if Mr. Dolan remained employed by MSGS at the time his employment with the Company was terminated, in which case the Company would pay the amount of such severance payment to MSGS (the “MSGS Severance Provision”), (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) each of Mr. Dolan’s outstanding unvested long-term cash awards would immediately vest in full and would be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) would immediately be eliminated and such restricted stock and restricted stock units would be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria, and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards would immediately vest.

If Mr. Dolan’s employment was terminated due to his death or disability before December 31, 2019 (the “Dolan Scheduled Expiration Date”), then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary would be provided with the benefits and rights set forth in clauses (b), (d) and (e) above and any long-term cash awards would immediately vest in full, whether or not subject to performance criteria and would be payable on the 90th day after the termination of his employment; provided, that if any such award was subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount would be at the target amount for such award, and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award would be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Mr. Dolan’s employment was terminated after December 31, 2019 due to a Qualifying Termination, death or disability, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary would be provided with the benefits and rights set forth in clauses (c), (d) and (e) above.

The employment agreement contained certain covenants by Mr. Dolan, including a noncompetition agreement that restricted Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company. The agreement also recognized that Mr. Dolan would be employed by MSGS during his employment with the Company and stated that certain actions and circumstances arising from or relating to such dual employment would not be deemed to be a breach of his obligations under the employment agreement or to constitute cause.

The terms of the New Dolan Employment Agreement are substantially similar to the terms of the Prior Dolan Employment Agreement, except: (i) the agreement recognizes that Mr. Dolan will be employed by MSGS and MSGE during his employment with the Company, (ii) the agreement removes the MSGS Severance Provision, (iii) Mr. Dolan will receive an annual base salary of not less than $1,250,000, (iv) commencing with the Company’s 2021 fiscal year, it is expected that Mr. Dolan will participate in the Company’s long-term incentive programs that are made available in the future to similarly situated executives at the Company, with an aggregate annual target value of not less than $4,050,000, (v) Mr. Dolan will be eligible to participate in the Company’s standard benefits program and (vi) the Dolan Scheduled Expiration Date is now December 31, 2023. Despite the changes in Mr. Dolan’s annual base salary and target value of his long-term incentive awards under the New Dolan Employment Agreement, Mr. Dolan’s the total target compensation remains unchanged as compared his compensation under the Prior Dolan Employment Agreement.

Andrea Greenberg

On September 6, 2018, the Company entered into a new employment agreement with Andrea Greenberg, effective as of September 1, 2018, which provides for Ms. Greenberg’s continued employment as the President and Chief Executive Officer of the Company.

The employment agreement provides for an annual base salary of not less than $1,200,000. Ms. Greenberg is eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 100% of her annual base salary.

Ms. Greenberg is eligible to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Ms. Greenberg’s continued employment by the Company and actual grant by the Compensation Committee. It is expected that Ms. Greenberg will receive one or more annual long-term incentive awards with an aggregate target value of not less than $3,400,000.

Under the agreement, Ms. Greenberg continues to be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to the third anniversary of the agreement’s effective date, Ms. Greenberg’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by

Ms. Greenberg for “good reason” (as defined in the agreement) and cause does not then exist, then, subject to Ms. Greenberg’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Greenberg’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Greenberg’s outstanding long-term cash awards will immediately vest in full and will be payable to Ms. Greenberg to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Greenberg’s outstanding restricted stock or restricted stock units granted to her under the plans of the Company will immediately be eliminated and will be payable or deliverable to Ms. Greenberg subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Greenberg’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Ms. Greenberg’s employment is terminated due to her death or disability prior to the third anniversary of the agreement’s effective date, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of her outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of her employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Ms. Greenberg including a noncompetition agreement that restricts Ms. Greenberg’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.

Bret Richter

On September 6, 2018, the Company entered into a new employment agreement with Bret Richter, effective as of September 1, 2018, which provides for Mr. Richter’s continued employment as the Executive Vice President, Chief Financial Officer and Treasurer of the Company.

The employment agreement provides for an annual base salary of not less than $750,000. Mr. Richter is eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 100% of his annual base salary. Mr. Richter is also eligible to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Richter’s continued employment by the Company and actual grant by the Compensation Committee. It is expected that Mr. Richter will receive one or more annual long-term incentive awards with an aggregate target value of not less than $1,200,000.

Under the agreement, Mr. Richter continues to be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If on or prior to the third anniversary of the new agreement’s effective date, Mr. Richter’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the new agreement), or (ii) by Mr. Richter for “good reason” (as defined in the new agreement) and cause does not then exist, then, subject to Mr. Richter’s execution of a separation agreement with the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Richter’s annual base salary and annual target bonus, (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) any outstanding long-term cash awards would immediately vest in full and will be payable to Mr. Richter to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Richter’s outstanding restricted stock or restricted stock units would immediately be eliminated and be payable or deliverable to Mr. Richter subject to satisfaction of any applicable performance criteria and (e) any outstanding stock options and stock appreciation awards under the plans of the Company would immediately vest.

If Mr. Richter’s employment is terminated due to his death or disability prior to the third anniversary of the agreement’s effective date, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph any outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Mr. Richter including a noncompetition agreement that restricts his ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Lawrence J. Burian

On September 6, 2018, the Company entered into a new employment agreement with Lawrence J. Burian, effective as of September 1, 2018.

The employment agreement with the Company provides for Mr. Burian’s continued employment as the Executive Vice President and General Counsel of the Company. The employment agreement provides for a minimum annual base salary of not less than $360,000 and a discretionary annual bonus with a target value equal to not less than 150% of Mr. Burian’s annual base salary. Mr. Burian is also eligible to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Burian’s continued employment by the Company and actual grant by the Compensation Committee. It is expected that Mr. Burian will receive one or more annual long-term incentive awards with an aggregate target value of not less than $600,000. Mr. Burian continues to be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Burian’s employment with the Company is terminated on or prior to December 31, 2021 (the “Burian Scheduled Expiration Date”) (i) by the

Company other than for “cause” (as defined in the new agreement), or (ii) by Mr. Burian for “good reason” (as defined in the new agreement) and cause does not then exist, then, subject to Mr. Burian’s execution of a separation agreement, the Company will provide Mr. Burian with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Burian’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Burian’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Burian to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Burian’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. Burian subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Burian’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Mr. Burian ceases to be an employee of the Company prior to the Burian Scheduled Expiration Date as a result of his death or disability, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and

(ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Notwithstanding the foregoing, Mr. Burian will not be entitled to the severance payment described in (a) of the second preceding paragraph if Mr. Burian’s employment with the Company is terminated without cause or for good reason (other than if cause then exists) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed with MSGS. If Mr. Burian’s employment with MSGS is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Burian’s employment agreement with MSGS) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed by the Company, then Mr. Burian’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) will increase to equal the aggregate target annual compensation to which Mr. Burian was entitled from the Company and from MSGS at the time of such MSGS termination. We refer to the amount of this increase as the “incremental compensation.” Mr. Burian will not receive a severance payment from MSGS (the “MSGS Severance”) on such a termination, which amount will instead be paid by MSGS to the Company.

Additionally, if Mr. Burian’s employment with the Company is terminated after the Burian Scheduled Expiration Date and after such MSGS termination without cause, for good reason or due to death or disability, then Mr. Burian will be entitled to an additional severance payment from the Company equal to the MSGS Severance less the aggregate incremental compensation paid to Mr. Burian by the Company after the MSGS termination.

In the employment agreement, the Company acknowledges that, in addition to Mr. Burian’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote a portion of his business time and attention to serving, as Executive Vice President and General Counsel of MSGS. The Company recognizes and agrees that Mr. Burian’s responsibilities to MSGS will preclude him from devoting substantially all of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Burian’s dual roles at the Company and MSGS, and that none of (i) his dual responsibilities at the Company and MSGS, (ii) his inability to devote substantially all of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s Certificate of Incorporation, or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and MSGS, will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute cause.

The employment agreement contains certain covenants by Mr. Burian including a noncompetition agreement that restricts Mr. Burian’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

On June 19, 2020, the Company entered into a letter agreement with Mr. Burian. The letter agreement provides that if Mr. Burian voluntarily terminates his employment with MSGS for “good reason” on or prior to September 16, 2020 (or such later date as may be mutually agreed to by Mr. Burian and MSGS) (the “Burian Good Reason Date”) due to changes to his employment which arose from the Entertainment Distribution (a “Spin Termination”) in accordance with the agreement, dated June 19, 2020 by and between

Mr. Burian and MSGS, then the Company will not be obligated to increase Mr. Burian’s compensation by the incremental compensation. The letter agreement further provides that, unless “cause” exists, if Mr. Burian voluntarily terminates his employment with the Company as of the effective date of his Spin Termination with MSGS then, subject to his execution, delivery and non-revocation of a separation agreement, he will receive the payments, vesting and benefits provided as if Mr. Burian’s employment with the Company was terminated for “good reason”. The letter agreement provides that if Mr. Burian voluntarily terminates his employment with the Company solely in connection with the Spin Termination, then any ordinary course long-term incentive awards granted to Mr. Burian by the Company after the date of the letter agreement will not be eligible to vest pursuant to the Employment Agreement, unless the Company otherwise determines. The Burian Good Reason Date has been extended to December 16, 2020.

Dawn Darino-Gorski

On September 6, 2018, the Company entered into an employment agreement with Dawn Darino-Gorski, effective September 1, 2018, which provides for Ms. Darino-Gorski’s continued employment as the Senior Vice President, Controller and Principal Accounting Officer of the Company.

The employment agreement provides for an annual base salary of not less than $400,000. Ms. Darino-Gorski is eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 40% of her annual base salary. Ms. Darino-Gorski is also eligible to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to her continued employment by the Company and actual grant by the Compensation Committee. It is expected that Ms. Darino-Gorski would receive one or more annual long-term incentive awards with an aggregate target value of not less than $410,000.

If on or prior to the third anniversary of the new agreement’s effective date, Ms. Darino-Gorski’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the new agreement) or (ii) by Ms. Darino Gorski for “good reason” (as defined in the new agreement) and cause does not then exist, then, subject to Ms. Darino-Gorski’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Ms. Darino-Gorski’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred.

The employment agreement contains certain covenants by Ms. Darino-Gorski including a noncompetition agreement that restricts Ms. Darino-Gorski’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company; provided that the noncompetition covenant would not apply following a termination of Ms. Darino-Gorski’s employment by the Company other than for cause if Ms. Darino-Gorski waived her entitlement to the severance benefits described above.

TERMINATION AND SEVERANCE

This section describes the payments that would be received by our NEOs who were employed by the Company as of June 30, 2020 (the last business day of the fiscal year) upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his or her applicable employment agreement, and his or her employment terminated as of June 30, 2020. This information is presented to illustrate the payments such NEOs would have received from the Company under the various termination scenarios.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the NEO for good reason, other voluntary termination by the NEO, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. Certain of these circumstances are addressed in the employment agreement between the Company and each NEO. For a description of termination provisions in the employment agreements with our NEOs, please see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs who were employed by the Company as of June 30, 2020 under various circumstances regarding the termination of their employment. In calculating these severance and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 30, 2020.

•	We have valued equity awards (other than stock options) using the closing market price of Class A Common Stock of $9.95 on the NYSE on June 30, 2020, the last trading day of our fiscal year.

•	We have valued stock options at their intrinsic value equal to the closing market price of Class A Common Stock of $9.95 on the NYSE on June 30, 2020, less the per share exercise price, multiplied by the number of shares underlying the stock options.

•	In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance objectives for performance-based awards are achieved (but not exceeded).

•	With respect to Messrs. Dolan and Burian, we have assumed that on June 30, 2020 each is simultaneously terminated from each of the Company, MSGE and MSGS, as applicable. For a summary of Messrs. Dolan’s and Burian’s treatment upon a termination from MSGS but not the Company, or from the Company but not MSGS, please see “— Employment Agreements.” For a description of the payment and benefits to which Messrs. Dolan and Burian would be entitled from MSGS or MSGE, as applicable, upon a termination of MSGS or MSGE employment, see MSGS’ Definitive Proxy Statement and MSGE’s Definitive Proxy Statement, each to be filed with the SEC.

Benefits Payable as a Result of Voluntary Termination of Employment by Employee, Termination of Employment by Employee Due to Retirement or by the Company for Cause

In the event of a voluntary termination of employment, retirement or termination by the Company for cause, no NEO would have been entitled to any payments at June 30, 2020, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause or by NEO for Good Reason*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski
Severance	—	$4,800,000(1)	$3,000,000(1)	$1,800,000(1)	$560,000(2)
Pro rata bonus	—	$1,200,000(3)	$750,000(3)	$540,000(3)	$160,000(3)
Unvested restricted stock	—	$1,722,753(4)	$591,319(4)	$297,674(4)	—
Unvested performance stock	—	$2,441,740(5)	$811,622(5)	$411,840(5)	—
Unvested time-based stock options	—(6)	—	—	—	—
Unvested performance-based stock options	—(7)	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents severance equal to the sum of her annual base salary and annual target bonus.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(4)

Represents the full vesting of the 2018, 2019 and 2020 fiscal year grants of restricted stock units, which are: Ms. Greenberg: 24,190 units ($240,691), 47,760 units ($475,212) and 101,191 units ($1,006,850), respectively; Mr. Richter: 6.857 units ($68,227), 16,857 units ($167,727) and 35,715 units ($355,364), respectively; and Mr. Burian: 3,630 units ($36,119), 8,429 units ($83,869) and 17,858 units ($177,687), respectively.

(5)

Represents the full vesting at target of the 2018, 2019 and 2020 fiscal year grant of performance stock units, which are: Ms. Greenberg: 72,570 units ($722,072), 71,640 units ($712,818) and 101,191 units ($1,006,850), respectively; Mr. Richter: 20,570 units ($204,672), 25,285 units ($251,586) and 35,715 units ($355,364), respectively; and Mr. Burian: 10,890 units ($108,356), 12,643 units ($125,798) and 17,858 units ($177,687), respectively.

(6)

Represents the full vesting of Mr. Dolan’s 2018, 2019 and 2020 fiscal year grants of time-based stock options (142,095 options, 210,526 options and 555,556 options, respectively), but such vestings have no value because each award had an exercise price greater than the closing market price of a share of Class A Common Stock on June 30, 2020.

(7)

Represents the full vesting of Mr. Dolan’s 2018, 2019 and 2020 fiscal year grants of performance-based stock options at target (426,287 options, 315,790 options and 555,556 options, respectively), but such vestings have no value because each award had an exercise price greater than the closing market price of a share of Class A Common Stock on June 30, 2020.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski
Severance	—	—	—	—	—
Pro rata bonus	—	$1,200,000(1)	$750,000(1)	$540,000(1)	—
Unvested restricted stock	—	$1,722,753(2)	$591,319(2)	$297,674(2)	$211,637(2)
Unvested performance stock	—	$2,441,740(3)	$811,622(3)	$411,840(3)	$277,429(4)
Unvested time-based stock options	—(5)	—	—	—	—
Unvested performance-based stock options	—(6)	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(2)

Represents the full vesting of the 2018, 2019 and 2020 fiscal year grants of restricted stock units, which are: Ms. Greenberg: 24,190 units ($240,691), 47,760 units ($475,212) and 101,191 units ($1,006,850), respectively; Mr. Richter: 6.857 units ($68,227), 16,857 units ($167,727) and 35,715 units ($355,364), respectively; and Mr. Burian: 3,630 units ($36,119), 8,429 units ($83,869) and 17,858 units ($177,687),; and Ms. Darino-Gorski: 3,307 units ($32,905), 5,760 units ($57,312) and 12,203 units ($121,420), respectively.

(3)

Represents the full vesting at target of the 2018, 2019 and 2020 fiscal year grant of performance stock units, which are: Ms. Greenberg: 72,570 units ($722,072), 71,640 units ($712,818) and 101,191 units ($1,006,850), respectively; Mr. Richter: 20,570 units ($204,672), 25,285 units ($251,586) and 35,715 units ($355,364), respectively; and Mr. Burian: 10,890 units ($108,356), 12,643 units ($125,798) and 17,858 units ($177,687), respectively.

(4)

Represents the: (i) pro rata vesting at target of the 2018 and 2019 fiscal year grant of performance stock units to Ms. Darino-Gorski, which are: an original award of 9,920 units (with a pro rata value of $98,704) and an original award of 8,639 units (with a pro rata value of $57,305), respectively; and (ii) the full vesting at target of the 2020 fiscal year grant of performance stock units, which are: 12,203 units ($121,420).

(5)

Represents the full vesting of Mr. Dolan’s 2018, 2019 and 2020 fiscal year grants of time-based stock options (142,095 options, 210,526 options and 555,556 options, respectively), but such vestings have no value because each award had an exercise price greater than the closing market price of a share of Class A Common Stock on June 30, 2020.

(6)

Represents the full vesting of Mr. Dolan’s 2018, 2019 and 2020 fiscal year grants of performance-based stock options at target (426,287 options, 315,790 options and 555,556 options, respectively), but such vestings have no value because each award had an exercise price greater than the closing market price of a share of Class A Common Stock on June 30, 2020.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski(8)
Severance	—	—	—	—	—
Pro rata bonus	—	$1,200,000(1)	$750,000(1)	$540,000(1)	—
Unvested restricted stock	—	$1,722,753(2)	$591,319(2)	$297,674(2)	$121,420(3)
Unvested performance stock	—	$2,441,740(4)	$811,622(4)	$411,840(4)	$121,420(5)
Unvested time-based stock options	—(6)	—	—	—	—
Unvested performance-based stock options	—(7)	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(2)

Represents the full vesting of the 2018, 2019 and 2020 fiscal year grants of restricted stock units, which are: Ms. Greenberg: 24,190 units ($240,691), 47,760 units ($475,212) and 101,191 units ($1,006,850), respectively; Mr. Richter: 6.857 units ($68,227), 16,857 units ($167,727) and 35,715 units ($355,364), respectively; and Mr. Burian: 3,630 units ($36,119), 8,429 units ($83,869) and 17,858 units ($177,687) respectively.

(3)	Represents the full vesting of Ms. Darino-Gorski’s 2020 fiscal year grants of restricted stock units, which are: 12,203 units ($121,420).

(4)

Represents the full vesting at target of the 2018, 2019 and 2020 fiscal year grant of performance stock units, which are: Ms. Greenberg: 72,570 units ($722,072), 71,640 units ($712,818) and 101,191 units ($1,006,850), respectively; Mr. Richter: 20,570 units ($204,672), 25,285 units ($251,586) and 35,715 units ($355,364), respectively; and Mr. Burian: 10,890 units ($108,356), 12,643 units ($125,798) and 17,858 units ($177,687), respectively.

(5)	Represents the full vesting at target of Ms. Darino-Gorski’s 2020 fiscal year grant of performance stock units, which are: 12,203 units ($121,420).

(6)

Represents the full vesting of Mr. Dolan’s 2018, 2019 and 2020 fiscal year grants of time-based stock options (142,095 options, 210,526 options and 555,556 options, respectively), but such vestings have no value because each award had an exercise price greater than the closing market price of a share of Class A Common Stock on June 30, 2020.

(7)

Represents the full vesting of Mr. Dolan’s 2018, 2019 and 2020 fiscal year grants of performance-based stock options at target (426,287 options, 315,790 options and 555,556 options, respectively), but such vestings have no value because each award had an exercise price greater than the closing market price of a share of Class A Common Stock on June 30, 2020.

(8)

In addition to the amounts shown in the column, a termination by the Company of Ms. Darino-Gorski due to disability would be treated under her employment agreement as a termination by the Company without cause. For details on the amounts due upon such a termination by the Company without cause, please see the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause or by NEO for Good Reason” table.

Benefits Payable as a Result of Termination of Employment by the Company without Cause or for Good Reason Following a Change in Control or Going Private Transaction(1)*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski
Severance	—	$4,800,000(2)	$3,000,000(2)	$1,800,000(2)	$560,000(3)
Pro rata bonus	—	$1,200,000(4)	$750,000(4)	$540,000(4)	$160,000(4)
Unvested restricted stock	—	$1,722,753(5)	$591,319(5)	$297,674(5)	$211,637(5)
Unvested performance stock	—	$2,441,740(6)	$811,622(6)	$411,840(6)	$306,082(6)
Unvested time-based stock options	—(7)	—	—	—	—
Unvested performance-based stock options	—(8)	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the NEO or the Company following a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the NEOs would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(3)	Represents severance equal to her annual base salary and annual target bonus.

(4)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(5)

Represents the full vesting of the 2018, 2019 and 2020 fiscal year grants of restricted stock units, which are: Ms. Greenberg: 24,190 units ($240,691), 47,760 units ($475,212) and 101,191 units ($1,006,850), respectively; Mr. Richter: 6,857 units ($68,227), 16,857 units ($167,727) and 35,715 units ($355,364), respectively; Mr. Burian: 3,630 units ($36,119), 8,429 units ($83,869) and 17,858 units ($177,687), respectively; and Ms. Darino-Gorski: 3,307 units ($32,905), 5,760 units ($57,312) and 12,203 units ($121,420), respectively. Upon a change in control or going private transaction, the applicable NEO will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the NEO remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction.

(6)

Represents the full vesting at target of the 2018, 2019 and 2020 fiscal year performance stock units, as applicable, which are: Ms. Greenberg: 72,570 units ($722,072), 71,640 units ($712,818) and 101,191 units ($1,006,850), respectively; Mr. Richter: 20,570 units ($204,672), 25,285 units ($251,586) and 35,715 units ($355,364), respectively; Mr. Burian: 10,890 units ($108,356), 12,643 units ($125,798) and 17,858 units ($177,687), respectively; and Ms. Darino-Gorski: 9,920 units ($98,704), 8,639 units ($85,958) and 12,203 units ($121,420), respectively. Such awards become payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction if the applicable NEO is employed through July 1, 2020 (in the case of the 2018 fiscal year award), July 1, 2021 (in the case of the 2019 fiscal year award) or July 1, 2022 (in the case of the 2020 fiscal year award) or is terminated without cause or resigns for good reason prior to such applicable date.

(7)

Represents the full vesting of Mr. Dolan’s 2018, 2019 and 2020 fiscal year grants of time-based stock options (142,095 options, 210,526 options and 555,556 options, respectively), but such vestings have no value because each award had an exercise price greater than the closing market price of a share of Class A Common Stock on June 30, 2020. Upon a change in control or going private transaction, Mr. Dolan will be entitled to either (a) cash equal to the number of options multiplied by the excess of the per share price paid in the change in control or going private transaction over the exercise price, or (b) only if the successor entity is a publicly traded company, a replacement option award from the successor entity with the same terms. Any such cash award would be payable, or unvested options would vest, upon the earliest of (x) the date the options were originally scheduled to vest so long as Mr. Dolan remains continuously employed, (y) a termination without cause or a resignation for good reason within three years following the change in control or going private transaction, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction. Any options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.

(8)

Represents the full vesting of Mr. Dolan’s 2018, 2019 and 2020 fiscal year grants of performance-based stock options at target (426,287 options, 315,790 options and 555,556 options, respectively), but such vestings have no value because each award had an exercise price greater than the closing market price of a share of Class A Common Stock on June 30, 2020. Such awards vest (i) upon a change in control, regardless of whether Mr. Dolan’s employment is terminated, or (ii) following a going private transaction if Mr. Dolan is employed through July 1, 2020 (in the case of the 2018 fiscal year award), July 1, 2021 (in the case of the 2019 fiscal year award) or July 1, 2022 (in the case of the 2020 fiscal year award) or is terminated without cause or resigns for good reason prior to such applicable date. Any options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to compensation plans in effect as of

June 30, 2020 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Class A Common Stock Equity compensation plans approved by security holders	5,484,665	$18.88	3,495,647
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	5,484,665	$18.88	3,495,647

(1)

Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 3,665,912 stock options (both time-based and performance-based) and 1,818,753 restricted stock units (both time-based and target performance-based).

(2)

In August 2020, the Compensation Committee granted awards of restricted stock units and target performance stock units covering an aggregate of 1,442,996 shares. The number of securities in columns (a) and (c) do not reflect the grant of these awards.

(3)	Represents the weighted-average exercise price of the 3,665,912 outstanding stock options.

CEO PAY RATIO

We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Ms. Andrea Greenberg, our Chief Executive Officer and President as of June 30, 2020, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K (“Item 402”). The pay ratio is calculated in a manner consistent with the SEC’s pay ratio disclosure rules.

To identify our median employee, we first determined our U.S. employee population as of June 30, 2020 (the Company has no international employees), representing all full-time, part-time, seasonal and temporary employees employed by the Company on that date to be approximately 550 employees. Using information from our payroll records, we then measured each employee’s annual total compensation, consisting of base salary, overtime payments, short and long-term incentives, and sales incentives. Total compensation for full-time employees who were employed for less than the full fiscal year (i.e., full-time employees who were hired during the course of the 2020 fiscal year) was annualized. The Company did not otherwise make any adjustments as permitted under Item 402.

Once we identified the median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our NEOs for purposes of the Summary Compensation Table above.

Given the nature of our business, more than half of our employee population consists of part-time, seasonal and temporary employees. These employees, by the nature of their limited hours worked during the year, have relatively low total compensation when compared to full-time employees. Item 402 does not permit annualized or full-time equivalent adjustments to the compensation of these individuals when identifying our median employee or calculating the pay ratio.

Using these guidelines, for the 2020 fiscal year our President and Chief Executive Officer had annual total compensation of $5,380,714 and the median-compensated employee, a part-time technician, had an annual total compensation of $26,663. The resulting ratio was 202:1.

Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio provided above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Exchange Act we are seeking stockholder approval, on an advisory (non-binding) basis, of the compensation of our NEOs as disclosed under the “Compensation Discussion & Analysis” and “Executive Compensation Tables” sections of this proxy statement. The compensation of our NEOs was last subject to an advisory stockholder vote in 2017. At that time, 99.73% of the combined voting power of shares of Class A Common Stock and Class B Common Stock (including 99.06% of the voting power of the Class A Common Stock, excluding abstentions) voted “FOR” the “say-on-pay” resolution. In considering your vote, we invite you to review the Company’s compensation philosophy and program under “Compensation Discussion & Analysis.” As described in the Compensation Discussion & Analysis, we believe that the Company’s executive compensation program effectively aligns the interests of our NEOs with those of our stockholders by tying a significant portion of compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executive officers critical to the Company’s long-term success. We are asking our stockholders to vote “FOR” the adoption of the following resolution:

“RESOLVED, that the stockholders of MSG Networks Inc. (“MSGN”) approve, on an advisory basis, the compensation of MSGN’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in MSGN’s Proxy Statement for the 2020 annual meeting under the headings ‘Compensation Discussion & Analysis’ and ‘Executive Compensation Tables’.”

While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs.

Vote Required for Approval

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman
Andrea Greenberg	President and Chief Executive Officer
Bret Richter	Executive Vice President, Chief Financial Officer and Treasurer
Lawrence J. Burian	Executive Vice President and General Counsel
Dawn Darino-Gorski	Senior Vice President, Controller and Principal Accounting Officer

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors.”

ANDREA GREENBERG, 61, is the President and Chief Executive Officer of the Company since 2015. Ms. Greenberg has more than 30 years of experience in the sports, entertainment and media industries. Ms. Greenberg served as the Executive Vice President of the Company’s Media business segment from 2010 to 2015, at which time she assumed her current role as President and Chief Executive Officer. As Executive Vice President of MSG Media, Ms. Greenberg was responsible for all aspects of the media division, including programming, marketing, sales and operations, and directed all major transactional activities of the division. Ms. Greenberg previously served as the Executive Vice President of the MSG Entertainment business segment from 2008 to 2009 while such business was owned by Cablevision before the Company was spun-off from Cablevision in 2010. Prior to joining the Company, Ms. Greenberg spent more than 25 years at Rainbow Media, the former Cablevision programming subsidiary that spun-off from Cablevision in 2011 to become AMC Networks, last serving as President of Rainbow Media Ventures from 2004 to 2008. Ms. Greenberg has served as a director of the Garden of Dreams Foundation since 2015.

BRET RICHTER, 50, is the Executive Vice President, Chief Financial Officer and Treasurer of the Company since April 2016 and, since December 2016, is also responsible for the oversight of the Company’s human resources function. Previously, he was Executive Vice President and Chief Financial Officer of the Company from September 2015 to March 2016.

Prior to that, Mr. Richter served as the Executive Vice President, Corporate Finance and Development of Cablevision from 2014 to 2015. In his role at Cablevision, Mr. Richter was responsible for overseeing Cablevision’s financial strategy and development, corporate financial planning, business planning, and mergers and acquisitions. Mr. Richter previously served as Cablevision’s Senior Vice President, Financial Strategy and Development from 2005 to 2014, during which time he was responsible for mergers and acquisitions, investor relations, corporate development and other corporate initiatives. Before joining Cablevision in 2005, Mr. Richter served as President of The Richter Consulting Group, Inc., a privately held advisory firm that provided consulting services to early stage media companies. Prior to that, Mr. Richter served as Senior Vice President of Finance at NTL Incorporated (a predecessor of Virgin Media) and was also a member of the media investment banking advisory team at Salomon Brothers Inc. Mr. Richter has served as the Past-President of the Alumni Association Board of the Cornell College of Agriculture and Life Sciences since 2020 and previously served as its President from 2019 to 2020, President-Elect and Vice President, Planning and Marketing from 2018 to 2019, and Treasurer from 2016 to 2018. Since 2020 he has served as a member of Cornell University’s College of Agriculture and Life Sciences Advisory Council and since 2019, he has also served as a member of the Cornell University Council.

LAWRENCE J. BURIAN, 50, is the Executive Vice President and General Counsel of the Company since 2010. Mr. Burian is also the Executive Vice President and General Counsel of MSGS since 2015. He also served as the Secretary of both the Company and MSGS from 2010 and 2015, respectively, until December 2018. Mr. Burian previously served in various roles at Cablevision, including: Senior Vice President, Associate General Counsel from 2005 until 2010; Vice President and Associate General Counsel from 2002 to 2004; and Assistant General Counsel from 2000 to 2002. He was an Associate at Davis Polk & Wardwell LLP from August 1995 to 2000 and September 1994 to January 1995. He was a Law Clerk to Justice Aharon Barak, Deputy President (later President) of the Supreme Court of Israel from January 1995 to June 1995. Mr. Burian has served as a director of the Garden of Dreams Foundation since 2011 and is a Trustee of the American Society for Yad Vashem, the Hebrew Home for the Aged at Riverdale (d/b/a Hebrew Home at Riverdale) and ElderServe Health, Inc. (d/b/a RiverSpring Health Plans) since 2017. Mr. Burian previously served as a director of Tribeca Enterprises LLC from

2014 to August 2019 and Fuse Media, Inc. from 2014 to July 2019, Boston Calling Events, LLC from 2016 to April 2020, and Tao Group Holdings LLC from 2017 to April 2020.

DAWN DARINO-GORSKI, 52, is the Senior Vice President, Controller and Principal Accounting Officer of the Company since 2015. Ms. Darino-Gorski previously served as the Vice President of External Reporting and Consolidations of the Company from 2010 through 2015. This position had overall responsibility for the planning, coordination and preparation of the Company’s quarterly and annual financial statement filings with the SEC and ensuring that the Company’s consolidated financial results were in compliance with generally accepted accounting principles. Prior to that time, Ms. Darino-Gorski held positions of increasing responsibility within the Company’s finance organization. Before joining the Company in 1996, Ms. Darino-Gorski served as Senior Financial Analyst and Manager of External Reporting at Reader’s Digest Association, Inc. Ms. Darino-Gorski began her career in public accounting at Arthur Andersen.

TRANSACTIONS WITH RELATED PARTIES

RELATIONSHIP BETWEEN US, MSGE, MSGS AND AMC NETWORKS

The Company, MSGE, MSGS and AMC Networks are all under the control of members of the Charles F. Dolan family and certain related family entities. The Company, MSGE, MSGS and AMC Networks have entered into the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our 2020 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSGE, MSGS and AMC Networks is set forth in Note 15 to our financial statements included in our 2020 Form 10-K.

Distribution Agreement

On September 11, 2015, we entered into the Distribution Agreement with MSGS (the “Distribution Agreement”) in connection with the Distribution. Under the Distribution Agreement, the Company and MSGS provided each other with indemnities with respect to certain liabilities, and released each other from certain claims, in each case arising out of each company’s business and other matters related to the Distribution. The Distribution Agreement also provides for access to records and information, cooperation in defending litigation, and methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On September 11, 2015, we entered into a Tax Disaffiliation Agreement with MSGS (the “MSGS Tax Disaffiliation Agreement”) that governs MSGS’ and our respective rights, responsibilities and obligations with respect to taxes (including any interest, penalties, additions to tax or additional amounts in respect of such taxes) and tax benefits, the filing of tax returns, the control of audits and other tax matters following the Distribution.

The MSGS Tax Disaffiliation Agreement also requires that none of the Company, MSGS or any of their respective subsidiaries take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the Distribution from qualifying as a tax-free transaction to the Company and to its stockholders under Section 355 of the Code, or would otherwise cause holders of the Company’s stock receiving MSGS stock in the Distribution to be taxed as a result of the Distribution and certain transactions undertaken in connection with the Distribution. Moreover, each party must indemnify the other party and its subsidiaries, officers and directors for any taxes resulting from action or failure to act, if such action or failure to act precludes the Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

Services Agreements

Effective July 1, 2019, we and a subsidiary of MSGS entered into a Services Agreement (the “Entertainment Services Agreement”) under which MSGS provided certain management and other services to the Company, including with respect to such areas as information technology, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, investor relations, corporate communications, benefit plan administration and reporting, and internal audit as well as certain executive support services described below. See “— Other Arrangements and Agreements with MSGE, MSGS and/or AMC Networks.” The

Company similarly provided certain services to MSGS. The Company and MSGS, as parties receiving services under the Entertainment Services Agreement, agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party providing services under the agreement agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s provision of services under the agreement if such losses resulted from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. In connection with the Entertainment Distribution, the Company’s counterparty to the Entertainment Services Agreement became a subsidiary of MSGE and the same services (other than certain legal services) are now provided to the Company by MSGE on the same terms.

In addition, the Company entered into a new Services Agreement with MSGS (the “Sports Services Agreement”), pursuant to which MSGS provides the Company certain legal services previously provided under the Entertainment Services Agreement. The Company agreed to indemnify MSGS for losses incurred by MSGS that arise out of or are otherwise in connection with the provision by MSGS of services under the agreement, except to the extent that such losses result from MSGS’ gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, MSGS agreed to indemnify the Company for losses incurred by the Company that arise out of or are otherwise in connection with MSGS’ provision of services under the agreement if such losses resulted from MSGS’ gross negligence, willful misconduct or breach of its obligations under the agreement.

Employee Matters Agreement

We have in place an Employee Matters Agreement with MSGS that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the Distribution.

Media Rights Agreements

The media rights agreements between the Company and MSGS covering the New York Knicks of the NBA (the “Knicks”) and the New York Rangers of the NHL (the “Rangers”) provide the Company exclusive media rights to team games in their local markets. Each of the media rights agreements became effective in July 2015 with a stated term of 20 years, with a stated annual rights fee in the fiscal year ended June 30, 2020 of $118 million for the Knicks and $35 million for the Rangers. The rights fee in each media rights agreement increases annually; for the fiscal year ending June 30, 2021, the stated rights fee increased to $123 million for the Knicks and $37 million for the Rangers. The rights fee is subject to adjustments in certain circumstances, including if MSGS does not make available a minimum number of games in any year. The annual rights fees paid by the Company for the 2019-20 seasons were $107 million and $32 million, for the Knicks and the Rangers, respectively, which reflect reductions as a result of MSGS not making available the minimum number of games for the year due to COVID-19. We have certain rights to match third-party offers received by the Knicks or Rangers, as the case may be, for the media rights following the term of the agreement.

Advertising Sales Representation Agreement

In connection with the Distribution, the Company entered into an Advertising Agreement pursuant to which MSGS had the exclusive right and obligation, for a commission, to sell advertising availabilities of the Company for an initial stated term of seven years, subject to certain termination rights, including MSGS’ right to terminate if the

Company and MSGS are no longer affiliates and our right to terminate if certain sales thresholds are not met unless MSGS pays us the shortfall. In connection with the Entertainment Distribution, the Company’s counterparty to the Entertainment Services Agreement became MSGE.

Other Arrangements and Agreements with MSGE, MSGS and/or AMC Networks

Beginning in June 2016, the Company agreed to share certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman with MSGS, and for the Vice Chairman with MSGS and AMC Networks. In connection with the Entertainment Distribution, the Company also shares such costs with MSGE. The Company’s portion of such executive support expenses during the fiscal year ended June 30, 2020 was approximately $724,000. The Company is party to an agreement with AMC Networks, pursuant to which AMC Networks provides the Company with certain origination, master control and technical services. The Company has also entered into a number of other commercial and technical arrangements and agreements with MSGS and its subsidiaries, MSGE and its subsidiaries and AMC Networks and its subsidiaries, none of which are material to the Company. For the fiscal year ended June 30, 2020, these additional commercial and technical arrangements and agreements included, but were not limited to, arrangements for the Company’s use of equipment, offices and other premises, provision of transport services and vendor services, access to technology and for use of equipment, offices and other premises.

In addition, the Company and MSGE are party to aircraft and remote office space arrangements described below. See “ — Aircraft Arrangements” and “ — Dolan Family Arrangements.”

AIRCRAFT ARRANGEMENTS

The Company has various arrangements with a subsidiary of MSGE, pursuant to which the Company has the right to lease on a “time-sharing” basis certain aircraft. The Company is required to pay MSGE specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under Federal Aviation Administration (“FAA”) rules. Prior to the Distribution, these arrangements were between the Company and a subsidiary of MSGS. Pursuant to these arrangements, the Company made no payments to MSGE because it did not use MSGE’s aircraft for the post-Entertainment Distribution period and paid MSGS $11,964 for use of such aircraft during the fiscal year ended June 30, 2020. In calculating the amounts payable under these agreements, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies.

Additionally, the Company agreed on an allocation of the costs of certain personal aircraft use with MSGE and MSGS (with respect to Mr. Dolan only) and helicopter use with MSGE, MSGS and AMC Networks by their shared executives. The Company’s portion of such expenses during the fiscal year ended June 30, 2020 was $394,025.

DOLAN FAMILY ARRANGEMENTS

From time to time, certain services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST

Our Executive Chairman, James L. Dolan, also serves as the Executive Chairman and Chief Executive Officer of MSGE and as Executive Chairman of MSGS, our Executive Vice President and General Counsel, Lawrence J. Burian, also serves as Executive Vice President and General Counsel of MSGS, and our Secretary, Mark C. Cresitello, also serves as Senior Vice President, Associate General Counsel and Secretary of MSGS. Eight of our director nominees (including James L. Dolan) also serve as directors of MSGE. Eight of our director nominees (including James L. Dolan) also serve as directors of MSGS. Six of our director nominees (including James L. Dolan) also serve as directors of AMC Networks, and Charles F. Dolan serves as an executive officer of AMC Networks concurrently with his service on our Board. Gregg G. Seibert, the Company’s Vice Chairman, also serves as Vice Chairman of MSGE, MSGS and AMC Networks. Therefore, these individuals may have actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSGE, MSGS or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and MSGE, MSGS and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSGE, MSGS and/or AMC Networks and us. In addition, certain of our officers and directors own MSGE, MSGS and/or AMC Networks stock, restricted stock units, performance stock units and/or stock options. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company, MSGE, MSGS or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.

Our Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with Cablevision and its subsidiaries and that the Company may engage in material business transactions with such entities. In our Certificate of Incorporation, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to Cablevision or its subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The

Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and Cablevision and/or any of its subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders. Because Cablevision is no longer under common control with the Company, these provisions no longer apply. In addition, our board has adopted an Overlap Policy to extend the same provisions to overlapping directors and officers with MSGS, MSGE and AMC Networks.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 of Regulation S-K adopted by the SEC (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board.

Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

In addition, our Board has adopted a special approval policy for transactions with MSGE, MSGS and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $1 million. In addition, an Independent

Committee receives a quarterly update from the Company’s internal audit function of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Networks and its subsidiaries, on the other hand regardless of value. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of $1 million, as well as the handling and resolution of any disputes involving amounts in excess of $1 million. Our executive officers and directors who are also senior executives or directors of MSGE, MSGS and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSGE, MSGS and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of the Company, MSGE, MSGS and/or AMC Networks, as applicable.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE’s corporate governance standards.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the

Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2020. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth certain information as of October 9, 2020 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person the Company believes beneficially holds more than 5% of any class of the outstanding shares of the Company based solely on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each NEO of the Company.

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	3,804,378 13,588,555	8.8% 100%	77.9%
Charles F. Dolan (3)(4)(5)(7)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	539,111 6,865,186	1.2% 50.5%	38.6%
Helen A. Dolan (3)(4)(5)(7)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	539,111 6,865,186	1.2% 50.5%	38.6%
James L. Dolan (3)(6)(8)(9)(12)(20) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	2,774,099 3,037,335	6.4% 22.4%	18.5%
Kristin A. Dolan (3)(6)(8)(9)(12)(20) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	2,774,099 3,037,335	6.4% 22.4%	18.5%
Thomas C. Dolan (3)(7)(10)(18)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	80,653 926,958	* 6.8%	5.2%
Brian G. Sweeney (3)(7)(11)(15)(17)(23) 20 Audrey Avenue, 1st Fl Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	184,517 1,595,137	* 11.7%	9.0%
Paul J. Dolan (3)(7)(12)(20)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	227,056 2,731,954	* 20.1%	15.4%
Aidan J. Dolan (7)	Class A Common Stock Class B Common Stock	925 —	* —	*
William J. Bell (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Joseph M. Cohen (7)	Class A Common Stock Class B Common Stock	— —	* —	*
Joseph J. Lhota (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Joel M. Litvin (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Stephen C. Mills	Class A Common Stock Class B Common Stock	2,250 —	* —	*
Hank J. Ratner (7)	Class A Common Stock Class B Common Stock	139,094 —	* —	*

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
John L. Sykes (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Andrea Greenberg (6)	Class A Common Stock Class B Common Stock	173,485 —	* —	*
Bret Richter (6)(14)	Class A Common Stock Class B Common Stock	91,810 —	* —	*
Lawrence J. Burian (6)	Class A Common Stock Class B Common Stock	— —	— —	—
Dawn Darino-Gorski (6)	Class A Common Stock Class B Common Stock	24,886 —	* —	*
All executive officers and directors as a group (4) – (14)	Class A Common Stock Class B Common Stock	4,067,908 12,667,441	9.4% 93.2%	72.9%
Deborah A. Dolan-Sweeney (3)(7)(11) (15)(17)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	184,517 1,595,137	* 11.7%	9.0%
Marianne E. Dolan Weber (3)(13)(18)(22) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	156,206 890,802	* 6.6%	5.1%
Kathleen M. Dolan (3)(12)(16)(20) – (24) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	375,384 5,499,007	* 40.5%	30.9%
Mary S. Dolan (3)(17)(23)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	142,387 7,108,011	* 52.3%	39.7%
Matthew J. Dolan (3)(18)(21)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	91,737 1,817,760	* 13.4%	10.2%
Corby Dolan Leinauer (3)(19)(21)(22)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	81,934 6,189,030	* 45.5%	34.6%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(20) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	87,750 1,812,973	* 13.3%	10.2%
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	39,886 926,958	* 6.8%	5.2%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(22) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	47,864 890,802	* 6.6%	5.0%
Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney (3)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	47,864 918,981	* 6.8%	5.2%
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(24) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	47,864 918,981	* 6.8%	5.2%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(4)(5)(25) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	13,295 1,291,206	* 9.5%	7.2%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(4)(5)(26) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 1,291,206	* 9.5%	7.2%
Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber (3)(4)(5)(27) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	13,295 1,279,206	* 9.4%	7.1%
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (3)(4)(5)(28) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 1,111,206	* 8.2%	6.2%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3)(4)(5)(29) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	13,295 1,216,206	* 9.0%	6.8%
Ariel Investments, LLC (30) 200 E. Randolph Street Suite 2900 Chicago, IL 60601	Class A Common Stock Class B Common Stock	8,726,557 —	20.1% —	4.9%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
The Vanguard Group (31) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock Class B Common Stock	5,375,381 —	12.4% —	3.0%
BlackRock, Inc. (32) 55 East 52nd Street New York, NY 10055	Class A Common Stock Class B Common Stock	3,689,800 —	8.5% —	2.1%
GAMCO Investors, Inc. (33) One Corporate Center Rye, NY 10580	Class A Common Stock Class B Common Stock	3,383,672 —	7.8% —	1.9%
ClearBridge Investments, LLC (34) 620 8th Avenue New York, NY 10018	Class A Common Stock Class B Common Stock	2,934,417 —	6.8% —	1.6%

*	Less than 1%.

(1)

Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share-based compensation in the aggregate, not by specific tranche or award.

(2)

Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share-for-share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan, individually and as Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”); Helen A. Dolan; James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”), and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne E. Dolan Weber; Deborah A. Dolan-Sweeney; CFD 2009 Trust; the Dolan Children Trust FBO Kathleen M. Dolan; the Dolan Children Trust FBO Marianne Dolan Weber; the Dolan Children Trust FBO Deborah Dolan-Sweeney; the Dolan Children Trust FBO James L. Dolan; the Dolan Children Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO James L. Dolan; the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan; the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber; the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; and Tara Dolan 1989 Trust. Individuals who are not Group Members but are trustees of trusts that are Group Members also include Corby Dolan Leinauer, as a Trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L.

Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trust FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trust FBO Deborah Dolan-Sweeney and each of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 3,804,378 shares of Class A Common Stock (including 1,487,150 shares of Class A Common Stock owned of record in the aggregate and options to purchase 2,317,228 shares of Class A Common Stock that are exercisable within 60 days of October 9, 2020) and (ii) 13,588,555 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 13,588,555 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own an additional 112,136 shares of Class A Common Stock.

(4)

Charles F. Dolan may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 539,111 shares of Class A Common Stock (including 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee, 390,408 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 6,865,186 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 390,408 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts.

(5)

Helen A. Dolan may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 539,111 shares of Class A Common Stock (including 390,408 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee) and 6,865,186 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Helen A. Dolan’s spouse, Charles F. Dolan, may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 390,408 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee, and 6,865,186 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)

Does not include unvested restricted stock units, target amount of unvested performance stock units, unvested time-based stock options and target amount of unvested performance-based stock options granted under the Employee Stock Plan (except for restricted stock units and performance stock units subject to vesting and stock options and performance-based stock options exercisable, in each case, within 60 days of October 9, 2020). The excluded number of restricted stock units for the following individuals is: Mr. James L. Dolan, 197,369 units; Ms. Andrea Greenberg, 257,034 units; Mr. Bret Richter, 90,719 units; Mr. Lawrence J. Burian, 45,361 units; and Ms. Dawn Darino-Gorski, 30,997 units. The excluded number of target performance stock units for the following individuals is: Mr. James L. Dolan, 197,369 units; Ms. Andrea Greenberg, 338,524 units; Mr. Bret Richter, 119,480 units; Mr. Lawrence J. Burian, 59,741 units; and Ms. Dawn Darino-Gorski, 40,823 units. The excluded number of time-based stock options and target performance-based stock options for Mr. Dolan are 475,633 and 871,346, respectively.

(7)

Does not include restricted stock units granted under the Company’s Director Stock Plan. The excluded number of restricted stock units for the following individuals is: Messrs. William J. Bell, 28,703 units; Charles F. Dolan, 46,283 units; Paul J. Dolan, 28,703 units; Aidan J. Dolan, 4,408 units; Thomas C. Dolan, 46,283 units; Joseph M. Cohen, 4,408 units; Joseph J. Lhota, 22,334 units; Joel M. Litvin, 28,703 units; Hank J. Ratner, 28,703 units; Brian Sweeney, 46,283 units; Kristin A. Dolan, 13,890 units and John L. Sykes, 29,613 units.

(8)

James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,662,286 shares of Class A Common Stock (including 343,583 shares of Class A Common Stock owned of record personally and 1,475 shares of Class A Common Stock held as custodian for one or more minor children, and options owned of record personally to purchase 2,317,228 shares of Class A Common Stock that are exercisable within 60 days of October 9, 2020) and 1,224,362 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 111,813 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with his spouse, 22,813 shares of Class A Common Stock owned of record personally by his spouse and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 1,812,973 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 1,475 shares of Class A Common Stock held as custodian for one or more minor children, 22,813 shares of Class A Common Stock owned of record personally by his spouse, and 87,750 shares of Class A Common Stock and 1,812,973 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(9)

Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 22,813 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 2,751,286 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 343,583 shares of Class A Common Stock owned of record by her spouse, options owned of record by her spouse to purchase 2,317,228 shares of Class A Common Stock that are exercisable within 60 days of October 9, 2020, 1,475 shares of Class A Common Stock held by her spouse as custodian for one or more minor children and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and 3,037,335 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 1,224,362 shares of Class B Common Stock owned of record by her spouse and 1,812,973 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of 1,475 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 343,583 shares of Class A Common Stock owned of record by her spouse, options owned of record by her spouse to purchase 2,317,230 shares of Class A Common Stock that are exercisable within 60 days of October 9, 2020, 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse and 3,037,335 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 1,224,362 shares of Class B Common Stock owned of record by her spouse and 1,812,973 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse).

(10)

Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 40,767 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(11)

Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 27,057 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 157,460 shares of Class A Common Stock (including 20,618 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 6,750 shares Class A Common Stock held in trust for his children for which he serves as trustee, 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and 1,595,137 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 918,981 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of his spouse). He disclaims beneficial ownership of the 20,618 shares of Class A Common Stock owned by his spouse, the 6,750 shares of Class A Common Stock held in trusts for his children for which he serves as trustee, 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 1,595,137 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 918,981 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of his spouse).

(12)

Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 135,614 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and an aggregate of 2,731,954 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee, an aggregate of 135,614 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and an aggregate of 2,731,954 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee.

(13)

Marianne E. Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 9,191 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 147,015 shares of Class A Common Stock (including 925 shares of Class A Common Stock owned of record by a member of her household, 625 shares of Class A Common Stock owned of record personally by her spouse, 97,601 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc. and 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 925 shares of Class A Common Stock owned of record by a member of her household, 625 shares of Class A Common Stock owned of record personally by her spouse, 97,601 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc., 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(14)

Bret Richter may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 91,810 shares of Class A Common Stock (including 91,710 shares of Class A Common Stock held directly and 100 shares of Class A Common Stock owned by a member of his household). Mr. Richter disclaims beneficial ownership of the 100 shares of Class A Common Stock owned by a member of his household.

(15)

Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 20,618 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 163,899 shares of Class A Common Stock (including 27,057 shares of Class A Common Stock owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee, 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 1,595,137 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 918,981 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit). She disclaims beneficial ownership of 27,057 shares of Class A Common Stock owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee, 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 47,864 shares of Class A Common Stock and 1,595,137 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 918,981 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit).

(16)

Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,555 shares of Class A Common Stock (including 4,705 shares of Class A Common Stock owned of record personally and 1,850 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 30,312 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 15,156 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 15,156 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee), and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 368,829 shares of Class A Common Stock (including 97,601 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc. and an aggregate of 271,228 shares of Class A

Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee) and an aggregate of 5,468,695 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of 1,850 shares of Class A Common Stock held as custodian for one or more minor children, 97,601 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc., an aggregate of 271,228 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee, and an aggregate of 5,499,007 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 15,156 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 15,156 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee and 5,468,695 shares of Class B Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee).

(17)

Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 6,839 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 135,548 shares of Class A Common Stock (including 7,809 shares of Class A Common Stock owned jointly with her spouse, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 3,348 shares of Class A Common Stock (including 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 7,108,011 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 918,981 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee). She disclaims beneficial ownership of 6,839 shares of Class A Common Stock held as custodian for one or more minor children, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 3,348 shares of Class A Common Stock (including 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee, and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 6,189,030 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee.

(18)

Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 2,387 shares of Class A Common Stock (including 1,225 shares of Class A Common Stock owned of record personally and 1,162 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 89,350 shares of Class A Common Stock (including 950 shares of Class A Common Stock owned jointly with his spouse, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne E. Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of 1,162 shares of Class A Common Stock held as custodian for a minor child, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee, and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee.

(19)

Corby Dolan Leinauer may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 81,934 shares of Class A Common Stock (including 2,059 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 3,348 shares Class A Common Stock (including 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 6,189,030 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of 2,059 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 3,348 shares Class A Common Stock (including 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, , for which she serves as co-trustee, an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee, and an aggregate of 6,189,030 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee.

(20)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(21)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(22)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(23)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(24)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(25)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(26)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(27)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(28)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(29)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(30)

Based upon a Schedule 13G (Amendment No. 6) filed with the SEC on February 14, 2020, Ariel Investments, LLC beneficially owns 8,726,557 shares of Class A Common Stock. Ariel Investments, LLC has sole voting power over 8,385,657 shares of Class A Common Stock and sole dispositive power over 8,726,557 shares of Class A Common Stock.

(31)

Based upon a Schedule 13G (Amendment No. 9) filed with the SEC on February 12, 2020, The Vanguard Group (“Vanguard”) beneficially owns 5,375,381 shares of Class A Common Stock. Vanguard has sole voting power over 44,463 shares of Class A Common Stock, shared voting power over 7,606 shares of Class A Common Stock, sole dispositive power over 5,330,732 shares of Class A Common Stock and shared dispositive power over 44,649 shares of Class A Common Stock.

(32)

Based upon a Schedule 13G (Amendment No. 3) filed with the SEC on February 5, 2020, BlackRock, Inc. (“BlackRock”) beneficially owns 3,689,800 shares of Class A Common Stock. BlackRock has sole voting power over 3,504,015 shares of Class A Common Stock and sole dispositive power over 3,689,800 shares of Class A Common Stock.

(33)

Based upon a Schedule 13D (Amendment No. 3) filed with the SEC on November 5, 2019, certain operating subsidiaries of GAMCO Investors, Inc. (“GAMCO”) beneficially hold, or exercise investment discretion over various institutional accounts which would hold, an aggregate of 3,383,672 shares of Class A Common Stock. Mario J. Gabelli who directly or indirectly controls, or for which he acts as Chief Investment Officer of all the GAMCO filing entities, is deemed to have beneficial ownership of the shares of Class A Common Stock held by such entities.

(34)

Based upon a Schedule 13G (Amendment No. 6) filed with the SEC on February 14, 2020, ClearBridge Investments, LLC (“ClearBridge Investments”) beneficially owns 2,934,417 shares of Class A Common Stock. ClearBridge Investments has sole voting power over 2,934,417 shares of Class A Common Stock and sole dispositive power over 2,934,417 shares of Class A Common Stock. ClearBridge Investments is not affiliated with ClearBridge Compensation Group, the independent compensation consultant to the Compensation Committee of the Company’s Board.

The Dolan family, including trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”), by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of our Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. Members of the Dolan Family Group are parties to a Stockholders Agreement, which has the effect of causing the voting power of the Class B stockholders to be cast as a block on all matters to be voted on by holders of our Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan Family Group are to be voted on all matters in accordance with the determination of the Dolan Family Committee, except that the decisions of the Dolan Family Committee are non-binding with respect to the shares of Class B Common Stock owned by certain Dolan family trusts that collectively own approximately 40.5% of the outstanding Class B Common Stock.

The Dolan Family Committee consists of Charles F. Dolan and five of his children, James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne E. Dolan Weber. The Dolan Family Committee generally acts by a majority vote, except that approval of a going-private transaction must be by a two-thirds vote and approval of a change in control transaction must be by not less than all but one vote. The voting members of the Dolan Family Committee are James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne E. Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. Shares of Class B Common Stock owned by the Excluded Trusts are to be voted on all matters in accordance with the determination of the Excluded Trusts holding a majority of the Class B Common Stock held by all Excluded Trusts, except in the case of a vote on a going-private transaction or a change in control transaction, in which case a vote of Excluded Trusts holding two-thirds of the Class B Common Stock owned by the Excluded Trusts is required.

Charles F. Dolan, all other holders of our Class B Common Stock (other than the Charles F. Dolan Children Trusts), the Dolan Family Foundation and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 9, 2020, the Dolan Parties owned approximately 8.1 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.8% of our Class B Common Stock as well as approximately 3.5 million shares of Class A Common Stock (including options), which represented approximately 7.7% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented 19.6% of our Common Stock and 46.6% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 9, 2020, the Children Trusts owned approximately 5.5 million shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40.2% of our Class B Common Stock, as well as 271,228 shares of Class A Common Stock, which represented approximately 0.6% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 10.1% of our Common Stock and 30.6% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such shares will be converted into shares of Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to any other shares of Class B Common Stock (including the Dolan Shares).

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2020 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Our stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2021 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2021 annual meeting must submit their proposals to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001 on or before June 23, 2021. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2021 proxy statement.

In accordance with our Amended By-laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2021 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder, any material interest of such stockholder in the proposal (other than as a stockholder) and any additional information required under the rules of the SEC. Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any additional information required by the SEC.

ADVANCE NOTICE OF PROXY HOLDERS AND QUALIFIED REPRESENTATIVES

Our stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the virtual annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on November 23, 2020 in order to register such person to attend the virtual meeting. Notices should be directed to MSG Networks Inc., Attention: Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001.

2020 FORM 10-K

A copy of the Company’s 2020 Form 10-K, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to MSG Networks Inc., Attention: Corporate Secretary,

11 Pennsylvania Plaza, New York, NY 10001. You also may obtain our 2020 Form 10-K by Internet at the SEC’s website, www.sec.gov, or at www.msgnetworks.com under Investors — Financials — SEC Filings.

Mark C. Cresitello Secretary

New York, NY

October 21, 2020

ANNEX A – RECONCILIATION OF NON-GAAP AMOUNTS

ADJUSTED OPERATING INCOME

The Company believes that presenting Adjusted Operating Income (“AOI”), a non-GAAP measure, is meaningful, as it reflects measures considered by the Compensation Committee in making its compensation determinations. The Company defines AOI as operating income before (1) depreciation, amortization and impairments of property and equipment and intangible assets, (2) share-based compensation expense or benefit, (3) restructuring charges or credits and (4) gains or losses on sales or dispositions of businesses. Because it is based upon operating income, AOI also excludes interest expense (including cash interest expense) and other non-operating income and expense items. The Company believes that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of the Company without regard to the settlement of an obligation that is not expected to be made in cash. The Company believes AOI is an appropriate measure for evaluating the operating performance of the Company. AOI and similar measures with similar titles are common performance measures used by investors and analysts to analyze our performance. Internally, the Company uses revenues and AOI measures as the most important indicators of our business performance and evaluates management’s effectiveness with specific reference to these indicators. AOI should be viewed as a supplement to and not a substitute for operating income, net income, cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Since AOI is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies. All dollar amounts included in this Annex A are presented in thousands, except as otherwise noted.

The following is a reconciliation of operating income (GAAP) to AOI (non-GAAP):

	Twelve Months Ended June 30,
	2020	2019
Operating income	$294,968	$309,899
Share-based compensation expense	19,235	18,087
Depreciation and amortization	7,163	7,398

Adjusted operating income	$321,366	$335,384

A-1

FREE CASH FLOW

The Company defines Free Cash Flow (“FCF”) as net cash provided by operating activities from continuing operations less capital expenditures. The Company believes that FCF is useful as an indicator of the Company’s overall ability to generate liquidity, as the amount of FCF generated in any period is representative of cash that is generated for debt repayment, investment, and other discretionary and non-discretionary cash uses. The Company also believes that FCF is one of several benchmarks used by analysts and investors for comparison of the Company’s generation of liquidity with other companies in the industry, although the Company’s measure of FCF may not be directly comparable to similar measures reported by other companies. The Company believes the most comparable GAAP financial measure is net cash provided by operating activities from continuing operations. Net cash provided by operating activities from continuing operations excludes net cash provided by operating activities of discontinued operations.

The following is a reconciliation of net cash provided by operating activities from continuing operations (GAAP) to FCF (non-GAAP):

Twelve Months Ended June 30, 2020
Net cash provided by operating activities from continuing operations	$210,032
Less: Capital expenditures	(2,814)

Free cash flow	$207,218

A-2

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 3, 2020 (December 1, 2020 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting - Go to www.virtualshareholdermeeting.com/MSGN2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE-1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 3, 2020 (December 1, 2020 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 3, 2020 (December 1, 2020 for participants in the AMC Networks Inc. 401(k) Plan). If you vote by the Internet or by telephone you do NOT need to mail back your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D24881-P45266-Z78301 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MSG NETWORKS INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write the Unless otherwise specified in the spaces provided, number(s) of the nominee(s) for whom you do not the undersigned's vote is cast FOR the election of wish to vote on the line below. the director nominees listed in Proposal 1 and FOR Proposals 2 and 3 below, as more fully described in the accompanying Proxy Statement. The Board of Directors recommends you vote FOR ALL the following director nominees: 1. Election of the following nominees as directors: (01) Joseph M. Cohen (02) Joseph J. Lhota (03) Joel M. Litvin (04) John L. Sykes The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratification of the appointment of our independent registered public accounting firm. 3. Approval of, on an advisory basis, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. FOLD AND DETACH HERE D24882-P45266-Z78301 CLASS A PROXY CARD MSG NETWORKS INC. Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 4, 2020 The undersigned hereby appoints Bret Richter, Lawrence J. Burian and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/MSGN2020, on Friday, December 4, 2020, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR ALL of the director nominees in Proposal 1 and FOR Proposals 2 and 3, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company's Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the AMC Networks Inc. 401(k) Plan, how to vote these shares. Your proxy card must be received no later than 11:59 p.m., Eastern Time, on December 1, 2020 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan's participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company's Class A Common Stock allocated to a participant's account for which it has not received instructions from the participant. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company. (Continued and to be signed on the reverse side)

MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001 YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 3, 2020. Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting - Go to www.virtualshareholdermeeting.com/MSGN2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE-1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 3, 2020. Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 3, 2020. If you vote by the Internet or by telephone you do NOT need to mail back your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. MSG NETWORKS INC. For All Unless otherwise specified in the spaces provided, the undersigned's vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposals 2 and 3 ! below, as more fully described in the accompanying Proxy Statement. The Board of Directors recommends you vote FOR ALL the following director nominees: 1. Election of the following nominees as directors: (01) James L. Dolan (06) Thomas C. Dolan (02) Charles F. Dolan (07) William J. Bell (03) Aidan J. Dolan (08) Stephen C. Mills (04) Kristin A. Dolan (09) Hank J. Ratner (05) Paul J. Dolan (10) Brian G. Sweeney The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of our independent registered public accounting firm. 3. Approval of, on an advisory basis, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Withhold For All All Except D24883-Z78318 To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. FOLD AND DETACH HERE D24884-Z78318 CLASS B PROXY CARD MSG NETWORKS INC. Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 4, 2020 The undersigned hereby appoints Bret Richter, Lawrence J. Burian and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/MSGN2020, on Friday, December 4, 2020, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR ALL of the director nominees in Proposal 1 and FOR Proposals 2 and 3, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company. (Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on December 4, 2020 MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001 Meeting Information Meeting Type: Annual Meeting For holders as of: October 14, 2020 Date: December 4, 2020 Time: 10:00 a.m. Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MSGN2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MSGN2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D24888-P45266-Z78301

How to Request and Receive a PAPER or E-MAIL Copy: Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 23, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Proxies submitted by the Internet must be received by 11:59 p.m. EasternTime on December 3, 2020 (December 1, 2020 for participants in the AMC Networks Inc. 401(k) Plan). During The Meeting: Go to www.virtualshareholdermeeting.com/MSGN2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D24889-P45266-Z78301

Voting Items Proposals to be voted on by the Class A Common Stockholders at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends you vote FOR ALL the following director nominees: 1. Election of the following nominees as directors: (01) Joseph M. Cohen (02) Joseph J. Lhota (03) Joel M. Litvin (04) John L. Sykes The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of our independent registered public accounting firm. 3. Approval of, on an advisory basis, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please do not submit this card. Please refer to the "How To Vote" section of this notice to view the voting instructions. D24890-P45266-Z78301

D24891-P45266-Z78301